UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:  811-02383


ALLIANCEBERNSTEIN BOND FUND, INC.


(Exact name of registrant as specified in charter)


1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    March 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.




AllianceBernstein Bond Fund
Corporate Bond Portfolio


March 31, 2006

Semi-Annual Report


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


May 26, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Corporate Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended March 31, 2006.

Investment Objective and Policies

This open-end fund seeks to maximize total returns from price appreciation and income. The Portfolio invests, under normal circumstances, in at least 80% of its net assets in corporate bonds and other corporate debt securities. The Portfolio also invests in securities of non-corporate issuers. The Portfolio invests primarily in fixed-income securities considered investment grade but also invests in below investment-grade securities. The Portfolio may invest up to 50% of its assets in foreign (non-U.S.) fixed-income securities and in sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, are U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term.

Investment Results

The table on page 5 shows the Portfolio's performance compared to its new benchmark, the Lehman Brothers (LB) Baa U.S. Credit Index, and its old benchmark, the LB Long Baa U.S. Credit Index, for the six- and 12-month periods ended March 31, 2006. The Portfolio's benchmark was changed because the new benchmark contains securities whose duration is much more closely aligned with the Portfolio's strategy. We have also included performance for the Lipper Corporate Debt BBB-Rated Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio outperformed its new benchmark, the LB Baa U.S. Credit Index, for the six-month period ended March 31, 2006, but underperformed for the 12-month period ended March 31, 2006. The Portfolio's positioning along the credit curve significantly impacted performance relative to the benchmark for both periods. During the first half of the year, the Portfolio was overweighted in the long end of the credit curve, which significantly underperformed intermediate maturities on an excess-return basis. Exposure to the high yield market also adversely affected the Portfolio's relative returns. Both of these factors were the primary detractors from the Portfolio's performance relative to the new benchmark for the 12-month period.

During the six-month reporting period, the Portfolio's distribution along the credit curve was more neutral to the benchmark and less weighted to long maturity corporates, which helped relative performance. Duration exposure remained below the benchmark which provided additional relative performance. The Portfolio's overweighted positions in the finance and banking industries also contributed to the Portfolio's premium.

Market Review and Investment Strategy

U.S. fixed-income returns were weak during the semi-annual reporting period, reflecting higher U.S. interest


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 1


rates and a continued flattening of the yield curve. The U.S. Federal Reserve (the "Fed") continued to raise official rates another 100 basis points in quarter point increments, buffeting fixed-income returns. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004. Consequently, Treasury yields climbed across the maturity spectrum with shorter-term yields rising the most. This resulted in an almost perfectly flat yield curve, with most rates within a few basis points of 4.8%.

The corporate bond market posted negative absolute returns during the six-month period, with longer maturity corporates faring the worst. According to Lehman Brothers, the overall corporate bond market returned -0.75%, as compared with the Portfolio's longer Baa benchmark, which posted -1.92% during the same time frame. Although longer duration corporates underperformed on an absolute basis, they outperformed both Treasuries and shorter maturity corporates in duration-neutral terms. Intermediate corporates outperformed comparable Treasuries by only 4 basis points, while corporates with maturities exceeding 10-years outperformed Treasuries by 23 basis points in excess terms. Additionally, the same held true for lower-rated quality tiers of the corporate market. Lower-rated quality tiers underperformed on an absolute basis, but provided stronger returns when compared to Treasury securities on a duration-neutral basis.

On an industry level, outperforming sectors included airlines at 5.34%, services at 3.01% and supermarkets at 3.01%. Airlines benefited as global demand fueled travel. Carriers have also raised fares to offset fuel costs. The supermarkets industry benefited as leveraged buyout fears receded and investors focused more on a rebound in same-store sales and profit margins. Underperfoming industries included automotives at -3.08%, packaging at -1.94% and building materials at -1.86%. The automotive industry continued to be plagued by deteriorating financial conditions and a slowdown in sales.

The corporate high yield market, as represented by the LB High Yield Index, posted an absolute return of 3.58%, significantly outperforming both investment-grade corporates and U.S. Treasuries. High yield was helped by a generally benign environment, sound technicals and strong corporate profits. By quality, lower-rated debt outperformed higher-rated BB-debt. Lower-rated debt, such as B-rated and CCC-rated securities, returned 4.16% and 4.14%, respectively, while higher-rated debt, such as BB-rated securities, returned 2.44%. On an industry level, most industry sectors posted positive returns for the reporting period.

During the period, the Portfolio's U.S. Investment Grade Corporate Bond and U.S. High Yield Investment Team (the "team") continued to position the Portfolio for interest rates to rise. Accordingly, the team maintained the Portfolio's shorter-than-benchmark interest rate exposure and slightly longer spread duration exposure. The Portfolio's relatively conservative credit profile was maintained as risks


2 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


increased and spreads remained historically tight, particularly in the below investment-grade category. The Portfolio's maturity distribution was positioned more neutral to the benchmark with a slight underweight in long-duration exposure. The team maintained a more modest exposure to high yield within the Portfolio while concentrating most of the below investment-grade exposure to crossover debt issues. Industries overweighted during the period included wirelines where the team's quantitative models indicated cheap valuations. The team also favored banks, as well as property and casualty insurance, which are traditionally resilient to leveraged buyouts. High quality banks were also utilized by the team to offset lower-quality holdings. Underweighted industries for the period included automotives and energy.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) Baa U.S. Credit Index nor the LB Long Baa U.S. Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Baa U.S. Credit Index contains both corporate and non-corporate sectors that are rated investment grade. The LB Long Baa Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended March 31, 2006, the Lipper Average consisted of 165 and 157 funds, respectively. An investor cannot invest directly in an index or an average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio can invest in foreign securities, including in emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. This Portfolio can utilize leverage as an investment strategy. When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


THE PORTFOLIO VS. ITS BENCHMARK                        Returns
PERIODS ENDED MARCH 31, 2006                   6 Months       12 Months
-----------------------------------------------------------------------
AllianceBernstein Bond Fund Corporate
  Bond Portfolio
  Class A                                        -0.10%          0.99%
  Class B                                        -0.45%          0.36%
  Class C                                        -0.45%          0.37%
  Advisor Class                                   0.05%          1.38%
  Class R*                                       -0.25%          0.79%
  Class K*                                       -0.06%          1.05%
  Class I*                                        0.07%          1.36%

Lehman Brothers Baa U.S. Credit Index            -0.82%          1.73%

Lehman Brothers Long Baa U.S. Credit Index       -1.92%          1.23%

Lipper Corporate Debt BBB-Rated Funds Average    -0.05%          2.22%

* Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 11/3/03. The inception date for Class K and Class I shares is 3/1/05.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2006

                                          NAV Returns            SEC Returns
Class A Shares
1 Year                                       0.99%                 -3.30%
5 Years                                      5.51%                  4.59%
10 Years                                     6.38%                  5.92%
SEC Yield**                                  4.66%

Class B Shares
1 Year                                       0.36%                 -2.52%
5 Years                                      4.76%                  4.76%
10 Years(a)                                  5.93%                  5.93%
SEC Yield**                                  4.15%

Class C Shares
1 Year                                       0.37%                 -0.59%
5 Years                                      4.78%                  4.78%
10 Years                                     5.64%                  5.64%
SEC Yield**                                  4.16%

Advisor Class Shares+
1 Year                                       1.38%                  1.38%
Since Inception*                            10.43%                 10.43%
SEC Yield**                                  5.17%

Class R Shares+
1 Year                                       0.79%                  0.79%
Since Inception*                             4.73%                  4.73%
SEC Yield**                                  4.57%

Class K Shares+
1 Year                                       1.05%                  1.05%
Since Inception*                            -0.88%                 -0.88%
SEC Yield**                                  4.93%

Class I Shares+
1 Year                                       1.36%                  1.36%
Since Inception*                            -0.58%                 -0.58%
SEC Yield**                                  5.18%

(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 8/8/02 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2006.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

                                                                 SEC Returns
Class A Shares
1 Year                                                             -3.30%
5 Years                                                             4.59%
10 Years                                                            5.92%

Class B Shares
1 Year                                                             -2.52%
5 Years                                                             4.76%
10 Years(a)                                                         5.93%

Class C Shares
1 Year                                                             -0.59%
5 Years                                                             4.78%
10 Years                                                            5.64%

Advisor Class Shares
1 Year                                                              1.38%
Since Inception*                                                   10.43%

Class R Shares+
1 Year                                                              0.79%
Since Inception*                                                    4.73%

Class K Shares+
1 Year                                                              1.05%
Since Inception*                                                   -0.88%

Class I Shares+
1 Year                                                              1.36%
Since Inception*                                                   -0.58%

(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 8/8/02 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                    Ending
                  Account Value              Account Value          Expenses Paid
                 October 1, 2005            March 31, 2006          During Period*
            -----------------------   -----------------------   ----------------------
             Actual    Hypothetical   Actual   Hypothetical**   Actual    Hypothetical
            --------   ------------   ------   --------------   ------   --------------
Class A      $1,000      $1,000      $998.99     $1,019.30       $5.63        $5.69
Class B      $1,000      $1,000      $995.50     $1,015.71       $9.20        $9.30
Class C      $1,000      $1,000      $995.52     $1,015.81       $9.10        $9.20
Advisor
  Class      $1,000      $1,000    $1,000.49     $1,020.84       $4.09        $4.13
Class R      $1,000      $1,000      $997.49     $1,018.20       $6.72        $6.79
Class K      $1,000      $1,000      $999.40     $1,019.75       $5.18        $5.24
Class I      $1,000      $1,000    $1,000.69     $1,020.89       $4.04        $4.08

* Expenses are equal to the classes' annualized expense ratios of 1.13%, 1.85%, 1.83%, 0.82%, 1.35%, 1.04% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO SUMMARY
March 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $671.4


[PIE CHART OMITTED]

SECURITY TYPE BREAKDOWN*
o     9.2%    Preferred Stock
o     3.1%    U.S. Government & Government Sponsored Agency Obligations
o     1.5%    Asset Backed Securities

CORPORATE DEBT OBLIGATIONS
o    11.7%    Banking
o     9.5%    Public Utilities - Electric & Gas
o     6.4%    Financial
o     5.8%    Insurance
o     5.8%    Communications
o     5.6%    Cable
o     4.8%    Broadcasting/Media
o     3.5%    Petroleum Products
o     3.3%    Metals/Mining
o     2.9%    Building/Real Estate
o     2.9%    Public Utilities - Telephone
o     2.8%    Paper/Packaging
o     2.7%    Communications-Mobile
o    17.1%    Other

o     1.4%    Short-Term

* All data are as of March 31, 2006. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. "Other" represents less than 2.7% weightings in automobile, chemicals, corporate, electronics, energy, food & beverages, health care, industrial, non-air transportation, retail, supermarket/drug and technology.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 9


PORTFOLIO OF INVESTMENTS
March 31, 2006 (unaudited)
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-83.7%
Automotive-1.0%
DaimlerChrysler North America
  4.875%, 6/15/10*                              $ 3,150       $3,035,819
Johnson Controls, Inc.
  5.25%, 1/15/11                                  3,750        3,687,630
                                                             ------------
                                                               6,723,449

Banking-11.5%
CA Preferred Funding Trust
  7.00%, 1/30/49                                  9,000        9,063,000
Dime Capital Trust I
Series A
  9.33%, 5/06/27                                  9,028        9,759,205
Dresdner Funding Trust I
  8.151%, 6/30/31(a)                             10,000       11,666,720
Great Western Financial Trust II
  8.206%, 2/01/27                                14,456       15,294,607
HBOS Plc
  6.413%, 9/29/49(a)                              5,000        4,759,475
Mizuho Finance Group
  8.375%, 4/27/09                                 9,100        9,691,500
Russian Standard Finance
  7.50%, 10/07/10(a)                              1,314        1,286,077
UBS Funding Trust I
  8.622%, 10/31/49                               10,000       11,157,150
Wachovia Capital Trust III
  5.80%, 8/29/49                                  4,710        4,627,476
                                                             ------------
                                                              77,305,210
Broadcasting/Media-4.7%
BSKYB Finance UK Plc
  6.50%, 10/15/35(a)                              4,000        3,807,968
News America, Inc.
  5.30%, 12/15/14*                                7,000        6,733,517
  6.40%, 12/15/35(a)*                             5,000        4,780,670
Time Warner, Inc.
  7.70%, 5/01/32*                                 5,000        5,498,560
Turner Broadcasting System, Inc.
  8.375%, 7/01/13                                 9,473       10,593,135
                                                             ------------
                                                              31,413,850


10 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Building/Real Estate-2.9%
Developers Diversified Realty Corp.
  5.375%, 10/15/12*                             $ 3,850       $3,747,663
Duke Realty LP
  5.50%, 3/01/16                                  5,000        4,851,455
ERP Operating LP
  5.125%, 3/15/16                                 8,800        8,347,671
iStar Financial, Inc.
  5.375%, 4/15/10                                 2,500        2,459,635
                                                             ------------
                                                              19,406,424

Cable-5.5%
AT&T Broadband Corp.
  9.455%, 11/15/22                               20,420       25,759,789
British Sky Broadcasting Group Plc
  8.20%, 7/15/09                                  4,000        4,300,040
DirecTV Holdings LLC
  6.375%, 6/15/15*                                5,155        5,090,563
Insight Midwest LP
  9.75%, 10/01/09                                 2,000        2,060,000
                                                             ------------
                                                              37,210,392

Chemicals-0.8%
Union Carbide Corp.
  7.75%, 10/01/96*                                5,000        5,151,290

Communications-5.7%
AT&T Corp.
  9.05%, 11/15/11                                10,000       10,810,090
British Telecommunications Plc
  8.375%, 12/15/10*                              15,000       16,730,895
Sprint Capital Corp.
  7.625%, 1/30/11                                 5,000        5,407,480
TCI Communications Financing III
  9.65%, 3/31/27                                  5,000        5,374,820
                                                             ------------
                                                              38,323,285

Communications - Mobile-2.7%
New Cingular Wireless
  8.125%, 5/01/12                                11,500       12,912,556
Nextel Communications, Inc.
  Series E
  6.875%, 10/31/13                                5,000        5,158,870
                                                             ------------
                                                              18,071,426


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 11


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Corporate-1.0%
ZFS Finance USA Trust I
  6.15%, 12/15/65(a)                            $ 7,000       $6,817,230

Electronics-1.1%
MidAmerican Energy Holdings Co.
  6.125%, 4/01/36(a)                              7,500        7,341,810

Energy-1.6%
Kinder Morgan Finance Corp.
  6.40%, 1/05/36*                                 2,900        2,823,742
Massey Energy Co.
  6.875%, 12/15/13(a)                             2,000        1,960,000
Ras Laffan LNG III
  Series B
  5.838%, 9/30/27(a)                              6,200        5,910,708
                                                             ------------
                                                              10,694,450

Financial-6.3%
AFC Capital Trust I
  Series B
  8.207%, 2/03/27                                 5,000        5,179,715
BOI Capital Funding No. 2
  5.571%, 2/01/16(a)                              1,425        1,364,537
Farmers Insurance Exchange
  8.625%, 5/01/24(a)                              8,000        9,346,304
ILFC E-Capital Trust I
  5.90%, 12/21/65(a)                              1,465        1,421,809
iStar Financial, Inc.
  6.00%, 12/15/10                                 4,505        4,533,765
MUFG Capital Finance 1 Ltd.
  6.346%, 7/29/49                                 2,400        2,361,691
Residential Capital Corp.
  6.375%, 6/30/10                                10,000       10,074,200
Resona Global Securities
  7.191%, 12/29/49(a)                             5,000        5,217,030
Washington Mutual Preferred Funding Trust I
  6.534%, 3/15/14(a)                              2,700        2,616,354
                                                             ------------
                                                              42,115,405

Food & Beverages-1.7%
Altria Group, Inc.
  7.75%, 1/15/27                                  3,000        3,432,777
ConAgra Foods, Inc.
  6.75%, 9/15/11                                  1,740        1,808,384
  7.875%, 9/15/10                                 5,560        5,999,284
                                                             ------------
                                                              11,240,445


12 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Healthcare-1.6%
Coventry Health Care, Inc.
  5.875%, 1/15/12                               $ 1,660       $1,643,400
Wellpoint, Inc.
  5.85%, 1/15/36                                  4,400        4,157,243
Wyeth
  6.50%, 2/01/34                                  4,500        4,701,947
                                                             ------------
                                                              10,502,590

Industrial-1.9%
Inco, Ltd.
  5.70%, 10/15/15                                 7,995        7,671,610
Tyco International Group SA
  6.00%, 11/15/13*                                5,050        5,072,942
                                                             ------------
                                                              12,744,552

Insurance-5.7%
Liberty Mutual Group
  5.75%, 3/15/14(a)*                             10,000        9,720,870
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(a)                              7,500        7,244,025
Markel Capital Trust I
  Series B
  8.71%, 1/01/46                                  2,400        2,506,171
North Front Pass Through Trust
  5.81%, 12/15/24(a)                              5,000        4,859,470
Ohio Casualty Corp.
  7.30%, 6/15/14                                  6,650        6,931,555
W.R. Berkley Corp.
  5.60%, 5/15/15                                  7,500        7,235,205
                                                             ------------
                                                              38,497,296

Metals/Mining-3.3%
Alcan, Inc.
  5.20%, 1/15/14                                  3,500        3,373,506
International Steel Group, Inc.
  6.50%, 4/15/14                                  2,565        2,552,175
Ispat Inland ULC
  9.75%, 4/01/14                                  6,000        6,787,500
Teck Cominco, Ltd.
  6.125%, 10/01/35                               10,000        9,408,420
                                                             ------------
                                                              22,121,601

Non-Air Transportation-2.0%
BNSF Funding Trust I
  6.613%, 12/15/55                                6,815        6,680,199
CSX Transportation, Inc.
  9.75%, 6/15/20                                  5,200        6,923,785
                                                             ------------
                                                              13,603,984


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 13


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Paper/Packaging-2.7%
Packaging Corp. of America
  5.75%, 8/01/13                                $ 2,825       $2,738,442
Weyerhaeuser Co.
  6.75%, 3/15/12*                                15,000       15,615,255
                                                             ------------
                                                              18,353,697

Petroleum Products-3.5%
Enterprise Products Operating L.P.
  5.00%, 3/01/15                                 10,000        9,278,120
  6.65%, 10/15/34                                 8,000        7,949,176
Tengizchevroil LLP
  6.124%, 11/15/14(a)                             6,215        6,183,925
                                                             ------------
                                                              23,411,221

Public Utilities - Electric & Gas-9.4%
Aquila, Inc.
  14.875%, 7/01/12                                4,435        5,998,337
CP&L, Inc.
  5.25%, 12/15/15                                 2,600        2,515,048
Duke Capital LLC
  6.75%, 2/15/32*                                 6,000        6,287,532
  8.00%, 10/01/19                                 9,000       10,510,974
Exelon Corp.
  6.75%, 5/01/11                                  5,000        5,220,125
Indiantown Cogeneration L.P.
  Series A-9
  9.26%, 12/15/10                                 7,042        7,411,129
Kansas Gas & Electric Co.
  5.647%, 3/29/21(a)*                             5,000        4,774,900
Potomac Edison Co.
  5.35%, 11/15/14                                 3,500        3,409,896
Progress Energy, Inc.
  7.10%, 3/01/11                                  6,000        6,363,588
TECO Energy, Inc.
  7.00%, 5/01/12                                  5,000        5,168,750
  7.20%, 5/01/11                                  5,000        5,212,500
                                                             ------------
                                                              62,872,779

Public Utilities - Telephone-2.9%
Bell Atlantic New England, Inc.
  6.50%, 9/15/11                                  5,000        5,076,005
Bell Atlantic New Jersey, Inc.
  5.875%, 1/17/12*                                5,000        4,956,815
Telecom Italia Capital
  4.00%, 1/15/10                                  5,000        4,700,470
  5.25%, 10/01/15                                 5,000        4,652,190
                                                             ------------
                                                              19,385,480


14 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Retail-1.1%
Federated Department Stores, Inc.
  6.625%, 4/01/11                               $ 2,500       $2,595,880
GSC Holdings Corp.
  8.00%, 10/01/12(a)*                             5,000        4,962,500
                                                             ------------
                                                               7,558,380

Supermarket/Drug-1.8%
Delhaize America, Inc.
  9.00%, 4/15/31                                  2,000        2,313,370
Safeway, Inc.
  7.25%, 2/01/31                                  5,000        5,298,400
The Kroger Co.
  4.95%, 1/15/15*                                 5,250        4,867,427
                                                             ------------
                                                              12,479,197

Technology-1.3%
Cisco Systems, Inc.
  5.25%, 2/22/11                                  3,500        3,470,131
Oracle Corp.
  5.00%, 1/15/11(a)*                              5,500        5,371,823
                                                             ------------
                                                               8,841,954

Total Corporate Debt Obligations
  (cost $571,361,542)                                        562,187,397

PREFERRED STOCKS-9.1%
Banking-2.2%
CoBank
  Series B(a)                                       100        4,827,600
Royal Bank Scotland Group Plc
  Series N                                          200        5,036,000
US Bancorp                                          200        5,060,000
                                                             ------------
                                                              14,923,600

Building/Real Estate-0.7%
Equity Residential
  Series N                                          200        4,900,000

Communications-3.8%
Centaur Funding Corp.
  Series B(a)                                        20       25,102,838

Financial-1.5%
Merrill Lynch & Co., Inc.
  Series 3                                          400       10,184,000

Insurance-0.9%
  AmerUs Group Co.                                  225        5,818,500

Total Preferred Stocks
  (cost $55,896,250)                                          60,928,938


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 15


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY
  OBLIGATIONS-3.1%
U.S. Treasury Notes-3.1%
  2.50%, 10/31/06                               $13,000      $12,826,840
  4.50%, 2/28/11                                  7,900        7,784,897

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $20,732,107)                                          20,611,737

ASSET BACKED SECURITIES-1.5%
Chase Issuance Trust
  Series 2005-A7, Cl.A7
  4.55%, 3/15/13
  (cost $10,044,305)                             10,000        9,712,300

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  4.10%, 4/03/06
  (cost $9,000,000)                               9,000        9,000,000

Total Investments Before Security
  Lending Collateral-98.7%
  (cost $667,034,204)                                        662,440,372

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-12.2%
Short-Term Investments
Giro Balanced Funding
  4.67%, 4/28/06                                 10,000        9,969,200
Lexington Parker Capital Corp.
  4.72%, 5/17/06                                 15,000       14,916,329
Morgan Stanley
  4.89%, 4/30/06                                 35,000       35,113,381
Newport Funding Corp.
  4.85%, 4/03/06                                 20,000       20,002,694
                                                             ------------
                                                              80,001,604

UBS Private Money Market Fund, LLC
  4.67%                                       1,976,688        1,976,688

Total Investment of Cash Collateral
  for Securites Loaned
  (cost $81,978,292)                                          81,978,292

Total Investments-110.9%
  (cost $749,012,496)                                        744,418,664
Other assets less liabilities-(10.9%)                        (73,027,874)
                                                             ------------
Net Assets-100%                                             $671,390,790


16 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                               Value at
                      Number of   Expiration     Original      March 31,    Unrealized
Type                  Contracts      Month        Value          2006      Appreciation
-----------------------------------------------------------------------------------------
U.S. Treasury Note
  10 Yr. Future          300       June 2006   $32,413,037    $31,917,188     $495,849


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                                Notional                                   Unrealized
Swap Counterparty &              Amount      Interest      Termination    Appreciation/
Referenced Obligation(s)          (000)        Rate            Date      (Depreciation)
-----------------------------------------------------------------------------------------
Buy:
JP Morgan                         4,700        .35%           3/20/11        $4,698
  Wachovia Capital Trust III

Sell:
Lehman Brothers                  10,000        1.58%          9/20/07        62,211
  Avalon Bay Communities, Inc.,
  Series H, Preferred Stock
  CIT Group, Inc.,
  Series A, Preferred Stock
  Duke Energy Corp.,
  Series C, Preferred Stock
  Merrill Lynch & Co., Inc.
  Series 1, Preferred Stock
  MetLife, Inc.,
  Series B, Preferred Stock
  Royal Bank of Scotland Group plc,
  Series M, Preferred Stock
  Washington Mutual, Inc.,
  Series A
Lehman Brothers                  10,000         .77%         12/20/10        (1,231)
  Simon Property Group, Inc.,
  Series F, Preferred Stock
Lehman Brothers                   5,000         .85%         12/20/10        11,798
  Regency Centers Corp.
Merrill Lynch                    10,000         .35%          6/20/11       (10,939)
  Pacific Gas & Electric Company
Merrill Lynch                     6,000         .53%         12/20/15        30,038
  Union Pacific Corp.


INTEREST RATE SWAP CONTRACT (see Note D)

                                                   Rate Type
                                           ------------------------
                Notional                   Payments         Payments
Swap             Amount     Termination    made by        received by      Unrealized
Counterparty      (000)         Date     the Portfolio   the Portfolio    Appreciation
-----------------------------------------------------------------------------------------
J. P. Morgan+     20,000      6/15/36       5.119%       3 Month LIBOR++    $1,088,557

+    Represents a forward interest rate swap whose effective date for the exchange of cash flows is June 15, 2006.

++   LIBOR (London Interbank Offered Rate)

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $141,344,643 or 21.1% of net assets.

See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 17


STATEMENT OF ASSETS & LIABILITIES
March 31, 2006 (unaudited)

Assets
Investments in securities, at value
  (cost $749,012,496--including investment of
  cash collateral for securities loaned of $81,978,292)        $ 744,418,664(a)
Cash                                                                 208,576(b)
Receivable for investment securities sold                         18,595,184
Interest and dividends receivable                                 11,476,856
Receivable for capital stock sold                                  1,922,612
Unrealized appreciation of swap contracts                          1,197,302
Total assets                                                     777,819,194

Liabilities
Payable for collateral on securities loaned                       81,978,292
Payable for investment securities purchased                       18,198,302
Payable for capital stock redeemed                                 4,112,379
Dividends payable                                                  1,053,211
Distribution fee payable                                             330,373
Advisory fee payable                                                 309,174
Transfer agent fee payable                                            98,067
Payable for variation margin on futures contracts                     23,438
Unrealized depreciation of swap contracts                             12,170
Administrative fee payable                                               619
Accrued expenses                                                     312,379
Total liabilities                                                106,428,404
Net Assets                                                     $ 671,390,790

Composition of Net Assets
Capital stock, at par                                          $      57,389
Additional paid-in capital                                       961,754,130
Undistributed net investment income                                   82,439
Accumulated net realized loss on investment transactions        (287,590,317)
Net unrealized depreciation of investments                        (2,912,851)
                                                               $ 671,390,790


Net Asset Value Per Share - 21 billion shares of capital stock authorized, $.001 par value

                               Shares      Net Asset
Class         Net Assets     Outstanding     Value
-----------------------------------------------------
A            $440,886,597     37,674,145    $11.70*
B            $127,469,997     10,906,206    $11.69
C            $ 97,726,352      8,355,113    $11.70
Advisor      $  5,200,290        444,593    $11.70
R            $     88,435          7,555    $11.71
K            $     $9,553          816.3    $11.70
I            $      9,566          817.5    $11.70

* The maximum offering price per share for Class A shares was $12.22 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $77,875,905 (see Note E).

(b) An amount of $180,000 has been segregated as collateral for the financial futures contracts outstanding at March 31, 2006.

     See notes to financial statements.


18 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2006 (unaudited)

Investment Income
Interest                                           $20,167,611
Dividends                                            1,787,881     $21,955,492

Expenses
Advisory fee                                         1,810,979
Distribution fee--Class A                              700,081
Distribution fee--Class B                              735,612
Distribution fee--Class C                              526,057
Distribution fee--Class R                                  130
Distribution fee--Class K                                   13
Transfer agency--Class A                               462,706
Transfer agency--Class B                               162,313
Transfer agency--Class C                               107,929
Transfer agency--Advisor Class                           5,220
Transfer agency--Class R                                    68
Transfer agency--Class K                                     9
Transfer agency--Class I                                     7
Printing                                               180,539
Custodian                                              127,648
Registration fees                                       58,647
Administrative                                          48,000
Audit                                                   38,600
Legal                                                   38,231
Directors' fees                                         13,859
Miscellaneous                                           23,146
Total expenses                                       5,039,794
Less: expense offset arrangement
  (see Note B)                                         (15,167)
Net expenses                                                         5,024,627
Net investment income                                               16,930,865

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                              288,840
  Swap contracts                                                    (3,045,468)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (23,021,248)
  Futures contracts                                                    495,849
  Swap contracts                                                     7,025,666
Net loss on investment
  transactions                                                     (18,256,361)
Net Decrease in Net Assets
  from Operations                                                  $(1,325,496)

See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 19


STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months Ended      Year Ended
                                             March 31, 2006      September 30,
                                               (unaudited)            2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $16,930,865        $42,717,500
Net realized gain (loss) on investment
  transactions                                   (2,756,628)        37,749,359
Net change in unrealized
  appreciation/depreciation
  of investments                                (15,499,733)       (49,142,057)
Net increase (decrease) in net assets
  from operations                                (1,325,496)        31,324,802

Dividends to
Shareholders from
Net investment income
  Class A                                       (11,770,053)       (26,331,894)
  Class B                                        (3,174,975)        (9,462,753)
  Class C                                        (2,281,250)        (5,421,178)
  Advisor Class                                    (140,925)          (186,170)
  Class R                                            (1,287)            (1,090)
  Class K                                              (251)              (292)
  Class I                                              (263)              (312)

Capital Stock Transactions
Net decrease                                    (71,760,639)      (118,487,269)
Total decrease                                  (90,455,139)      (128,566,156)

Net Assets
Beginning of period                             761,845,929        890,412,085
End of period (including undistributed net
  investment income of $82,439,
  and $520,578, respectively)                  $671,390,790       $761,845,929

See notes to financial statements.


20 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, formerly Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Corporate Bond Portfolio. The Corporate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 21


exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share-


22 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


holders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts and amortizes premiums as adjustments to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the first $500 million and .50% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 23


Pursuant to the advisory agreement, the Portfolio paid $48,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended March 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $290,701 for the six months ended March 31, 2006.

For the six months ended March 31, 2006, the Portfolio's expenses were reduced by $15,167 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Mangement, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $7,557 from the sales of Class A shares and received $2,619, $58,689 and $7,114, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2006.


NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the Portfolio's average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $10,583,637, $5,666,497, $2,596 and $0 for Class B, Class C, Class R and Class
K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


24 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2006, were as follows:

                                          Purchases              Sales
-------------------------------------------------------------------------------

Investment securities (excluding
  U.S. government securities)           $263,519,377         $315,660,398
U.S. government securities                77,864,538          102,486,144

The cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation and unrealized depreciation (excluding swaps and futures contracts) are as follows:

Gross unrealized appreciation             $9,734,223
Gross unrealized depreciation            (14,328,055)
Net unrealized depreciation              $(4,593,832)

1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets and swap agreements (commonly referred to as swaptions).

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 25


basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. For the six months ended March 31, 2006 the Portfolio had no transactions in written options.

2. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount


26 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


(the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At March 31, 2006, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $41,000,000, with net unrealized appreciation of $91,877, and terms of one year to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2006, the Portfolio had no transactions in reverse repurchase agreements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 27


4. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2006, the Portfolio had loaned securities with a value of $77,875,905 and received cash collateral which was invested in short-term securities valued at $81,978,292 as included in the accompanying portfolio of investments. For the six months ended March 31, 2006, the Portfolio earned fee income of $49,251 which is included in interest income in the accompanying statement of operations.


28 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each Class were as follows:

                              Shares                         Amount
                   ---------------------------   ------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                    March 31, 2006 September 30,  March 31, 2006  September 30,
                     (unaudited)       2005       (unaudited)        2005
                    ------------  ------------   --------------  --------------
Class A
Shares sold            1,981,621     4,610,455    $ 23,558,620    $ 56,557,019
Shares issued in
  reinvestment of
  dividends              714,681     1,569,512       8,498,300      19,213,947
Shares converted
  from Class B           770,855     3,336,050       9,151,642      40,930,028
Shares redeemed       (6,010,158)  (11,359,866)    (71,416,472)   (139,267,023)
Net decrease          (2,543,001)   (1,843,849)   $(30,207,910)   $(22,566,029)

Class B
Shares sold              294,716     1,237,626    $  3,497,479    $ 15,172,576
Shares issued in
  reinvestment of
  dividends              186,636       534,444       2,216,205       6,538,548
Shares converted
  to Class A            (771,729)   (3,340,339)     (9,151,642)    (40,930,028)
Shares redeemed       (2,385,982)   (5,490,400)    (28,309,218)    (67,252,868)
Net decrease          (2,676,359)   (7,058,669)   $(31,747,176)   $(86,471,772)

Class C
Shares sold              368,591       947,050    $  4,379,638    $ 11,613,928
Shares issued in
  reinvestment of
  dividends              118,858       272,247       1,412,289       3,331,569
Shares redeemed       (1,349,669)   (2,404,933)    (16,017,918)    (29,473,603)
Net decrease            (862,220)   (1,185,636)   $(10,225,991)   $(14,528,106)

Advisor Class
Shares sold               90,302       438,090    $  1,072,145    $  5,414,629
Shares issued in
  reinvestment of
  dividends               11,271        14,875         133,953         181,546
Shares redeemed          (70,974)      (46,049)       (842,988)       (561,245)
Net increase              30,599       406,916    $    363,110    $  5,034,930


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 29


                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     March 31, 2006 September 30,March 31, 2006   September 30,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold                5,929         2,982         $70,511         $36,622
Shares issued in
  reinvestment of
  dividends                  100            46           1,189             559
Shares redeemed           (1,212)       (1,136)        (14,376)        (13,859)
Net increase               4,817         1,892         $57,324         $23,322

                                       March 1,                        March 1,
                                     2005(a) to                     2005(a) to
                                  September 30,                   September 30,
                                           2005                            2005
                    ---------------------------  ------------------------------
Class K
Shares sold                   -0-          816             $-0-        $10,186
Shares issued in
  reinvestment of
  dividends                   -0-(b)        -0-              2              -0-
Net increase                  -0-(b)       816              $2         $10,186

Class I
Shares sold                   -0-          817             $-0-        $10,200
Shares issued in
  reinvestment of
  dividends                   -0-(b)        -0-              2              -0-
Net increase                  -0-(b)       817              $2         $10,200

(a)  Commencement of distribution.

(b)  Share amount is less than one full share.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2006.


30 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE H
Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE I
Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                  September 30,      September 30,
                                      2005               2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                 $41,403,689        $55,302,561
  Total taxable distributions      41,403,689         55,302,561
Total distributions paid          $41,403,689        $55,302,561


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 31


As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $1,751,193
Accumulated capital and other losses                        (284,813,037)(a)
Unrealized appreciation/(depreciation)                        12,187,943(b)
Total accumulated earnings/(deficit)                       $(270,873,901)(c)

(a) On September 30, 2005, the Portfolio had a net capital loss carryforward for federal income tax purposes of $284,813,037 of which $43,560,309 expires in the year 2007, $54,554,000 expires in the year 2008, $52,066,319 expires in the year 2009 and $134,632,409 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $38,843,019.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


32 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 33


Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the


34 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 35


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


36 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class A
                        -------------------------------------------------------------------------------------------------
                        Six Months
                             Ended               Year Ended            July 1
                          March 31,            September 30           2003 to                   Year Ended June 30,
                               2006           -----------------      Sept. 30,           --------------------------------
                        (unaudited)           2005      2004(a)        2003(b)           2003         2002(c)        2001
                        -------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $12.01          $12.18      $11.97        $12.03           $10.70        $12.29        $11.91

Income From Investment
  Operations
Net investment
  income(d)                      .29             .66         .75(e)        .18              .77           .94           .97
Net realized and
  unrealized gain
  (loss) on investment
  transactions                  (.30)           (.19)        .18          (.06)            1.35         (1.55)          .42
Net increase (decrease)
  in net asset value
  from operations               (.01)            .47         .93           .12             2.12          (.61)         1.39

Less: Dividends and
  Distributions
Dividends from net
  investment
  income                        (.30)           (.64)       (.72)         (.18)            (.76)         (.94)         (.97)
Distributions in excess
  of net investment
  income                          -0-             -0-         -0-           -0-              -0-           -0-         (.01)
Tax return of capital             -0-             -0-         -0-           -0-            (.03)         (.04)         (.03)
Total dividends and
  distributions                 (.30)           (.64)       (.72)         (.18)            (.79)         (.98)        (1.01)
Net asset value, end of
  period                      $11.70          $12.01      $12.18        $11.97           $12.03        $10.70        $12.29

Total Return
Total investment return
  based on net asset
  value(f)                      (.10)%          3.86%       8.01%         1.06%            20.75%        (5.51)%      12.03%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)           $440,887        $483,169    $512,458      $535,318         $555,979       $520,984     $530,446
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements              1.13%(g)(h)     1.08%       1.16%         1.20%(g)         1.16%         1.12%         1.31%
  Expenses, before
    waivers/
    reimbursements              1.13%(g)(h)     1.08%       1.20%         1.20%(g)         1.16%         1.12%         1.31%
  Expenses, before
    waivers/
    reimbursements,
    excluding
    interest expense            1.13%(g)(h)     1.08%       1.12%         1.15%(g)         1.13%         1.09%         1.09%
  Net investment
    income                      4.93%(g)(h)     5.38%       6.25%(e)      6.18%(g)         6.96%         7.79%         7.95%
Portfolio turnover rate           49%           127%        230%           65%              171%          276%          340%

See footnote summary on page 44.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class B
                           ------------------------------------------------------------------------------------------------------
                           Six Months
                                Ended                 Year Ended               July 1
                             March 31,              September 30              2003 to             Year Ended June 30,
                                  2006             -----------------         Sept. 30,        -----------------------------------
                           (unaudited)             2005         2004(a)        2003(b)        2003         2002(c)        2001
                           ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $12.00            $12.17        $11.96           $12.02        $10.70        $12.30        $11.92

Income From Investment
  Operations
Net investment
  income(d)                       .25               .57           .66(e)           .16           .69           .85           .88
Net realized and
  unrealized gain
  (loss) on investment
  transactions                   (.30)             (.19)          .19             (.06)         1.35         (1.55)          .42
Net increase (decrease)
  in net asset value
  from operations                (.05)              .38           .85              .10          2.04          (.70)         1.30

Less: Dividends and
  Distributions
Dividends from net
  investment
  income                         (.26)             (.55)         (.64)           (.16)         (.70)         (.85)          (.88)
Distributions in excess
  of net investment
  income                           -0-               -0-           -0-              -0-           -0-         (.01)         (.01)
Tax return of capital              -0-               -0-           -0-              -0-         (.02)         (.04)         (.03)
Total dividends and
  distributions                  (.26)             (.55)         (.64)            (.16)         (.72)         (.90)         (.92)
Net asset value, end of
  period                       $11.69            $12.00        $12.17           $11.96        $12.02        $10.70        $12.30

Total Return
Total investment return
  based on
  net asset value(f)             (.45)%            3.13%         7.26%             .88%        19.85%        (6.23)%       11.24%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)            $127,470             $162,973      $251,173       $383,763      $418,095      $458,394      $509,953
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements               1.85%(g)(h)       1.80%         1.89%            1.92%(g)      1.88%         1.83%         2.03%
  Expenses, before
    waivers/
    reimbursements               1.85%(g)(h)       1.80%         1.93%            1.92%(g)      1.88%         1.83%         2.03%
  Expenses,  before
    waivers/
    reimbursements,
    excluding
    interest expense             1.85%(g)(h)       1.79%         1.84%            1.87%(g)      1.85%         1.80%         1.81%
  Net investment
    income                       4.22%(g)(h)       4.65%         5.55%(e)         5.48%(g)      6.27%         7.05%         7.18%
Portfolio turnover rate            49%              127%          230%              65%          171%          276%          340%

See footnote summary on page 44.


38 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class C
                                    --------------------------------------------------------------------------------------
                                     Six Months
                                          Ended          Year Ended            July 1
                                      March 31,         September 30          2003 to           Year Ended June 30,
                                           2006       -----------------     Sept. 30,  -----------------------------------
                                    (unaudited)       2005      2004(a)       2003(b)      2003        2002(c)        2001
                                    --------------------------------------------------------------------------------------
Net asset value,
  beginning of period                $12.01         $12.18       $11.96       $12.02       $10.70       $12.30       $11.91

Income From Investment
  Operations
Net investment
  income(d)                             .25            .57          .67(e)       .16          .69          .85          .89
Net realized and
  unrealized gain
  (loss) on investment
  transactions                         (.30)          (.19)         .19         (.06)        1.35        (1.55)         .42
Net increase (decrease)
  in net asset value from
  operations                           (.05)           .38          .86          .10         2.04         (.70)        1.31

Less: Dividends and
  Distributions
Dividends from net
  investment income                    (.26)          (.55)        (.64)        (.16)        (.70)        (.85)        (.89)
Distributions in excess
  of net investment
  income                                 -0-            -0-          -0-          -0-          -0-        (.01)          -0-
Tax return of capital                    -0-            -0-          -0-          -0-        (.02)        (.04)        (.03)
Total dividends and
  distributions                        (.26)          (.55)        (.64)        (.16)        (.72)        (.90)        (.92)
Net asset value, end
  of period                          $11.70         $12.01       $12.18       $11.96       $12.02       $10.70       $12.30

Total Return
Total investment return
  based on net asset
  value(f)                             (.45)%         3.14%        7.35%         .88%       19.85%       (6.23)%      11.33%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                   $97,726       $110,680     $126,685     $157,719     $168,123     $179,418     $185,022
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                     1.83%(g)(h)    1.79%        1.87%        1.91%(g)     1.87%        1.82%        2.03%
  Expenses, before
    waivers/
    reimbursements                     1.83%(g)(h)    1.79%        1.92%        1.91%(g)     1.87%        1.82%        2.03%
  Expenses, before
    waivers/
    reimbursements,
    excluding interest
    expense                            1.83%(g)(h)    1.78%        1.84%        1.86%(g)     1.84%        1.79%        1.81%
  Net investment
    income                             4.23%(g)(h)    4.65%        5.55%(e)     5.49%(g)     6.28%        7.07%        7.22%
Portfolio turnover rate                  49%           127%         230%          65%         171%         276%         340%

See footnote summary on page 44.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Advisor Class
                                               ---------------------------------------------------------------------
                                                Six Months
                                                     Ended                                   July 1,   August 8,
                                                  March 31,            Year Ended           2003 to,  2002(i) to
                                                      2006            September 30,        Sept. 30,  June 30,
                                               (unaudited)         2005         2004(a)      2003(b)      2003
                                               ---------------------------------------------------------------------
Net asset value, beginning of
  period                                            $12.01       $12.19       $11.98       $12.03       $10.21

Income From Investment
  Operations
Net investment income(d)                               .31          .68          .84(e)       .19          .69
Net realized and unrealized
  gain (loss) on investment
  transactions                                        (.30)        (.18)         .13         (.05)        1.85
Net increase in net asset value
  from operations                                      .01          .50          .97          .14         2.54

Less: Dividends and
  Distributions
Dividends from net investment
  income                                              (.32)        (.68)        (.76)        (.19)        (.70)
Tax return of capital                                   -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                                       (.32)        (.68)        (.76)        (.19)        (.72)
Net asset value, end of period                      $11.70       $12.01       $12.19       $11.98       $12.03

Total Return
Total investment return based
  on net asset value(f)                                .05%        4.10%        8.34%        1.22%       25.70%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                   $5,200       $4,971          $86       $2,883       $2,298
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                     .82%(g)(h)   .83%         .88%         .91%(g)      .88%(g)
  Expenses, before waivers/
    reimbursements                                     .82%(g)(h)   .83%         .92%         .91%(g)      .88%(g)
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                                   .82%(g)(h)   .82%         .83%         .86%(g)      .85%(g)
  Net investment income                               5.23%(g)(h)  5.62%        6.52%(e)     6.51%(g)     6.90%(g)
Portfolio turnover rate                                 49%         127%         230%          65%         171%

See footnote summary on page 44.


40 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class R
                                                            --------------------------------------------
                                                             Six Months
                                                                  Ended                  November 3,
                                                               March 31,  Year Ended      2003(i) to
                                                                   2006 September 30,  September 30,
                                                            (unaudited)         2005         2004(a)
                                                            --------------------------------------------
Net asset value, beginning of period                             $12.02       $12.18       $11.88

Income From Investment Operations
Net investment income(d)                                            .27          .60          .66(e)
Net realized and unrealized gain (loss) on investment
  transactions                                                     (.30)        (.15)         .27
Net increase (decrease) in net asset value from
  operations                                                       (.03)         .45          .93

Less: Dividends
Dividends from net investment income                               (.28)        (.61)        (.63)
Net asset value, end of period                                   $11.71       $12.02       $12.18

Total Return
Total investment return based on net asset value(f)                (.25)%       3.71%        8.04%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $88          $33          $10

Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                          1.35%(g)(h)  1.39%        1.34%(g)
  Expenses, before waivers/reimbursements                          1.35%(g)(h)  1.39%        1.39%(g)
  Expenses, before waivers/reimbursements,
    excluding interest expense                                     1.35%(g)(h)  1.38%        1.31%(g)
  Net investment income                                            4.79%(g)(h)  5.02%        6.04%(e)(g)
Portfolio turnover rate                                              49%         127%         230%

See footnote summary on page 44.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Class K
                                                 -----------------------------
                                                    Six Months
                                                         Ended        March 1,
                                                      March 31,     2005(i) to
                                                          2006   September 30,
                                                   (unaudited)            2005
                                                 -----------------------------
Net asset value, beginning of period                    $12.01          $12.48

Income From Investment Operations
Net investment income(d)                                   .30             .37
Net realized and unrealized loss on investment
  transactions                                            (.30)           (.48)
Net decrease in net asset value from operations           (.00)(j)        (.11)

Less: Dividends
Dividends from net investment income                      (.31)           (.36)
Net asset value, end of period                          $11.70          $12.01

Total Return
Total investment return based on net asset value(f)       (.06)%          (.89)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $10             $10

Ratio to average net assets of:
  Expenses(g)                                             1.04%(h)        1.10%
  Expenses, excluding interest expense(g)                 1.04%(h)        1.10%
  Net investment income(g)                                5.01%(h)        5.25%
Portfolio turnover rate                                     49%            127%

See footnote summary on page 44.


42 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Class I
                                                 -----------------------------
                                                    Six Months
                                                         Ended        March 1,
                                                      March 31,     2005(i) to
                                                          2006   September 30,
                                                   (unaudited)            2005
                                                 -----------------------------
Net asset value, beginning of period                    $12.01          $12.48

Income From Investment Operations
Net investment income(d)                                   .31             .40
Net realized and unrealized loss on investment
  transactions                                            (.30)           (.49)
Net increase (decrease) in net asset value from
  operations                                               .01            (.09)

Less: Dividends
Dividends from net investment income                      (.32)           (.38)
Net asset value, end of period                          $11.70          $12.01

Total Return
Total investment return based on net asset value(f)        .07%           (.70)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $10             $10
Ratio to average net assets of:
  Expenses(g)                                              .81%(h)         .79%
  Expenses, excluding interest expense(g)                  .81%(h)         .79%
  Net investment income(g)                                5.26%(h)        5.59%
Portfolio turnover rate                                     49%            127%

See footnote summary on page 44.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 43


(a) As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended September 30, 2004, was to increase net investment income per share by $.02 for Class A, B, C, Advisor Class and Class R and decrease net realized and unrealized gain on investment transactions per share by $.02 for Classs A, B, C, Advisor Class and Class R. Consequently, the ratios of net investment income to average net assets increased by 0.18%, 0.16%, 0.16%, 0.18% and 0.17% for Class A, B, C, Advisor Class and Class R, respectively.

(b)  The Portfolio changed its fiscal year end from June 30 to September 30.

(c) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of expenses waived and reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(i)  Commencement of distribution.

(j)  Amount is less than $.005.


44 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Corporate Bond Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. At the December 19, 2005 Meeting, with respect to the second item of business, the approval of the amendment and restatement of the Charter, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.


                                                                     Withheld
                                                   Voted For         Authority
                                                  ----------------------------
     Ruth Block                                    110,504,373       7,480,789
     David H. Dievler                              110,556,798       7,428,365
     John H. Dobkin                                110,592,166       7,392,996
     Michael J. Downey                             110,616,030       7,369,133
     William H. Foulk, Jr.                         110,599,038       7,386,125
     D. James Guzy                                 119,874,613       8,933,392
     Marc O. Mayer                                 120,554,662       8,253,343
     Marshall C. Turner, Jr.                       120,537,225       8,270,780


                                                                 Voted                                  Broker
                                         Voted For             Against           Abstained           Non-Votes
                                        ----------------------------------------------------------------------
2.   Approve the Amendment              96,828,067           2,835,603           9,283,228                   0
     and Restatement of the
     Charter

3.A. Diversification                    29,920,262           1,319,008             796,402           8,253,923

3.B. Issuing Senior Securities          29,901,581           1,353,192             780,899           8,253,923
     and Borrowing Money

3.C. Underwriting Securities            29,958,846           1,291,714             785,112           8,253,923

3.D. Concentration of                   29,921,234           1,327,093             787,345           8,253,923
     Investments


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 45


                                                                 Voted                                  Broker
                                         Voted For             Against           Abstained           Non-Votes
                                        ----------------------------------------------------------------------
3.E. Real Estate and                    29,901,530           1,340,424             793,718           8,253,923
     Companies that Deal
     in Real Estate

3.F. Commodity Contracts                29,894,349           1,366,835             774,488           8,253,923
     and Futures Contracts

3.G. Loans                              29,899,379           1,359,508             776,785           8,253,923

3.H. Joint Securities Trading           28,921,420           1,318,800             795,453           8,253,923
     Accounts

3.I. Exercising Control                 29,937,005           1,320,489             778,179           8,253,923

3.J. Other Investment                   29,924,816           1,341,926             768,930           8,253,923
     Companies

3.K. Oil, Gas and Other                 29,960,209           1,310,093             765,371           8,253,923
     Types of Minerals or
     Mineral Leases

3.L. Purchases of Securities            29,817,821           1,458,934             758,917           8,253,923
     on Margin

3.M. Short Sales                        29,885,928           1,385,476             764,268           8,253,923

3.N. Pledging, Hypothecating,           29,872,935           1,401,366             761,372           8,253,923
     Mortgaging, or
     Otherwise Encumbering
     Assets

3.O. Illiquid or Restricted             29,908,672           1,362,462             764,539           8,253,923
     Securities

3.P. Warrants                           29,898,942           1,372,963             763,767           8,253,923

3.Q. Unseasoned Companies               29,845,619           1,431,319             758,734           8,253,923

3.S. 65% Investment                     29,935,014           1,330,235             770,423           8,253,923
     Limitation

3.T. Securities of Issuers in           29,842,496           1,429,813             763,364           8,253,923
     which Officers, or
     Directors, or Partners
     have an Interest

4.B. The Reclassification as            28,674,363           1,399,616           1,961,693           8,253,923
     Non-Fundamental and
     Changes to Specific
     Fund's Investment
     Objectives


46 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President & Chief Executive Officer
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran(2), Vice President
Gershon Distenfeld(2), Vice President
Jeffrey S. Phlegar(2), Vice President
Lawrence J. Shaw(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Corporate Bond and U.S. High Yield Investment Team. Messrs. Aran, Distenfeld, Phlegar and Shaw are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 47


ALLIANCEBERNSTEIN FAMILY OF FUNDS

------------------------------------------
Wealth Strategies Funds
------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

------------------------------------------
Blended Style Funds
------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

------------------------------------------
Growth Funds
------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

------------------------------------------
Value Funds
------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

------------------------------------------
Taxable Bond Funds
------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------
Municipal Bond Funds
------------------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------
Closed-End Funds
------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

------------------------------------------
Retirement Strategies Funds
------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


48 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Corporate Bond Portfolio, the AllianceBernstein Quality Bond Portfolio and the AllianceBernstein U.S. Government Portfolio of AllianceBernstein Bond Fund, Inc. (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.

     5.   Possible economies of scale as the Funds grow larger.

     6. Nature and quality of the Adviser's services, including the performance of the Funds.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 49


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                              Advisory Fee Based on % of
Fund                                          Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio    Monthly fee of
                                              First $2.5 billion   1/12 of .50%
                                              Next $2.5 billion    1/12 of .45%
                                              Excess of $5 billion 1/12 of .40%

AllianceBernstein Quality Bond Portfolio      Monthly fee of
                                              First $2.5 billion   1/12 of .45%
                                              Next $2.5 billion    1/12 of .40%
                                              Excess of $5 billion 1/12 of .35%

AllianceBernstein U.S. Government Portfolio   Quarterly fee of
                                              First $2.5 billion         .1125%
                                              Next $2.5 billion            .10%
                                              Excess over $5 billion     .0875%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                                   Latest
                                                Fiscal Year     As % of Average
Fund                                               Amount      Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio       $98,000.00          .01
AllianceBernstein Quality Bond Portfolio*                 0           .0
AllianceBernstein U.S. Government Portfolio      $97,728.00          .01


The Adviser has agreed to waive that portion of its management fees and/or reimburse the Quality Bond Portfolio for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. Pro-forma expense ratio information for each Fund is also set forth below.

* For the most recently completed fiscal year, with respect to the Quality Bond Portfolio, the Adviser waived $89,000 (or .02% of average daily net assets).


50 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                              Expense Cap
                              pursuant to
                                Expense
                               Limitation         Pro-Forma           Fiscal
Fund                          Undertaking       Expense Ratio*       Year End
-------------------------------------------------------------------------------
AllianceBernstein Quality   Advisor-0.68%            .79%           October 31,
  Bond Portfolio            Class A-0.98%           1.10%              2004
                            Class B-1.68%           1.83%
                            Class C-1.68%           1.82%
                            Class R-1.18%           1.30%

                                                  Pro-Forma           Fiscal
Fund                                            Expense Ratio*       Year End
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio      Advisor-0.73%        September
                                                Class A-1.00%        30, 2004
                                                Class B-1.72%
                                                Class C-1.71%
                                                Class R-1.21%

AllianceBernstein U.S. Government Portfolio     Advisor-0.71%        September
                                                Class A-1.01%        30, 2004
                                                Class B-1.74%
                                                Class C-1.73%
                                                Class R-1.27%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information

* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 51


from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Quality Bond Portfolio. The Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Corporate Bond Portfolio or the U.S. Government Portfolio.

                                      Total Net Assets
                                          03/31/05      Alliance Institutional
Fund                                       ($MIL)           Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Quality Bond Portfolio     571      U.S. Core High-Grade
                                                         Fixed Income
                                                      40 bp on 1st $20 m
                                                      25 bp on next $80 m
                                                      20 bp on next $100 m
                                                      15 bp on the balance
                                                      Minimum account size $20 m

The Adviser also manages and sponsors retail fixed income mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for offshore mutual funds with similar investment styles as the Funds:

Asset Class                                                                Fee
-------------------------------------------------------------------------------
Fixed Income                                                               .65%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                        Lipper Group
Fund                                             Fee       Median         Rank
-------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio                               0.500        0.488          6/9
AllianceBernstein Quality
  Bond Portfolio                               0.450        0.616         1/12
AllianceBernstein U.S.
  Government Portfolio                         0.450        0.544         2/10

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


52 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group* and Lipper Expense Universe**. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                           Lipper   Lipper               Lipper
                                Expense   Universe Universe   Lipper      Group
Fund                             Ratio     Median    Rank   Group Rank   Median
-------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio                 1.078      1.026   14/25       6/9       .984
AllianceBernstein Quality
  Bond Portfolio                 0.979      0.955   39/67       2/12     1.066
AllianceBernstein U.S.
  Government Portfolio           1.046      0.985   24/38       8/10      .996

Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
With the exception of the Quality Bond Portfolio, the pre-tax profitability margin of the Adviser decreased during calendar year 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early

* Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 53


in 2004. For the Quality Bond Portfolio, it appears that the Adviser's profit margin increased in 2004, as a result of the reduction in fee waivers and expense reimbursements.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                           Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                         $21,917
AllianceBernstein Quality Bond Portfolio                            $4,297
AllianceBernstein U.S. Government Portfolio                        $11,758

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


54 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                     12b-1Fee
Fund                                                 Received*    CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio          $6,124,397         $54,108
AllianceBernstein Quality Bond Portfolio            $1,177,056        $178,196
AllianceBernstein U.S. Government Portfolio         $6,317,922        $685,181

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                                  AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                          $1,082,000
AllianceBernstein Quality Bond Portfolio                            $1,083,000
AllianceBernstein U.S. Government Portfolio                         $2,010,000


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data

* 12b-1 amounts are gross amounts paid to ABIRM.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 55


which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                                  Performance Year
                                       Rank in Performance Universe for Periods
                                                  Ended March 31, 2005
-------------------------------------------------------------------------------
Fund                                        1         3         5        10
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond
  Portfolio                              3/35      6/27     10/21      1/10
AllianceBernstein Quality Bond
  Portfolio                             58/80     48/66     30/47       N/A
AllianceBernstein U.S. Government
  Portfolio                             32/44     35/41     32/38     31/32


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


56 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


CB-0152-0306


AllianceBernstein Bond Fund
U.S. Government Portfolio


Semi-Annual Report


March 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


May 26, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund U.S. Government Portfolio (the "Portfolio") for the semi-annual reporting period ended March 31, 2006.

Investment Objective and Policies

This open-end fund seeks to generate income and price appreciation without assuming what AllianceBernstein considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government securities and repurchase agreements and forward contracts relating to U.S. government securities. The Portfolio may invest the remaining 20% of its net assets in non-U.S. government debt securities. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Government Index, which represents the U.S. government bond market, for the six- and 12-month periods ended March 31, 2006. We have also included performance for the Lipper General U.S. Government Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio's Class A shares underperformed the benchmark, the LB Government Index, and outperformed the Lipper Average for both the six- and 12-month periods ended March 31, 2006. Detracting from relative performance for both periods were the Portfolio's holdings in 30-year current coupon mortgages and mortgage discounts that were held in lieu of agency securities. Also detracting from performance for the six-month period was the Portfolio's yield curve management. The Portfolio was positioned for a steepening of the yield curve; however, the yield curve flattened during the period as shorter-maturity yields spiked.

Contributing positively to performance for both periods was the Portfolio's shorter-than-benchmark duration as Treasury yields rose significantly during both periods. Additionally, the Portfolio's non-Treasury holdings added to relative performance for both periods as spread sectors outperformed the Treasury market.

The Portfolio's use of leverage had a neutral effect on performance during the reporting period.

Market Review and Investment Strategy

U.S. fixed-income returns were weak during the semi-annual period, reflecting higher U.S. interest rates and a continued flattening of the yield curve. The Federal Reserve (the "Fed") continued to raise official rates during the semi-annual period another 100 basis points in quarter point increments, buffeting fixed-income returns. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004. Consequently, Treasury yields climbed across the maturity spec-


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 1


trum with shorter-term yields rising the most. This resulted in an almost perfectly flat yield curve, with most rates within a few basis points of 4.8%.

U.S. Treasury securities returned -0.51% for the reporting period, according to the Lehman Brothers Treasury Index. The Federal Open Market Committee (FOMC) hinted at further rate increases in late March, pushing Treasury yields higher and triggering a Treasury sell-off. Shorter-term Treasuries posted modest gains with two-year Treasuries at 0.93%, while longer-maturity Treasuries underperformed with 10-years at -2.53% and 30-years at -4.53%, as the yield curve flattened an additional 33 basis points.

Within the spread sectors, commercial mortgage backed securities (CMBS) securities posted the best returns within the index at 0.37% over comparable duration Treasuries. Mortgage-pass throughs and asset-backed securities returned 0.20%, respectively, followed by agency securities at 0.11%. Mortgages benefited from low volatility and muted prepayment risk, while CMBS securities were helped by improving delinquency trends. Within the asset-backed sector, manufactured housing and home equity loans led outperforming comparable duration Treasuries by 82 and 54 basis points, respectively.

With the flattening yield curve and the transparency of the Fed's actions, volatility in the marketplace declined significantly over the last year. In this type of environment, longer-term macro views have been taken regarding interest rates and spread sectors; hence, trading within the Portfolio declined as opportunities were diminished with lower volatility in a slower moving marketplace.

Though Portfolio activity was limited during the review period, the Portfolio remained positioned for U.S. interest rates to rise. Accordingly, the Portfolio's overall duration was kept shorter than that of the benchmark. Quantitative and fundamental research also indicated attractive relative valuations among mortgage-related securities. Even though mortgage spreads remained near the low end of their historical range, they were viewed as fair and it was expected that mortgages would remain stable. Consequently, an allocation to mortgages within the Portfolio was maintained. As a further buffer against rising U.S. interest rates, a portion of the Portfolio was invested in hybrid adjustable-rate mortgage securities.


2 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Government Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of the LB Treasury Index and the LB Agency Index. For the six- and 12-month periods ended March 31, 2006, the Lipper General U.S. Government Funds Average consisted of 175 and 172 funds, respectively. These funds have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Price fluctuations in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio may utilize leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's investments. These risks are fully discussed in the Portfolio's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ----------------------------
PERIODS ENDED MARCH 31, 2006                     6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Bond Fund
  U.S. Government Portfolio
  Class A                                         -0.65%               1.31%
  Class B                                         -1.01%               0.58%
  Class C                                         -1.01%               0.58%
  Advisor Class                                   -0.65%               1.61%
  Class R*                                        -0.77%               1.10%
  Class K*                                        -0.61%               1.42%
  Class I*                                        -0.60%               1.58%

Lehman Brothers Government Index                  -0.25%               2.14%

Lipper General U.S. Government Funds Average      -0.77%               1.15%

* Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R shares is 11/3/03; the inception date for Class K and Class I shares is 3/1/05.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2006

                                       NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                     1.31%            -3.00%
5 Years                                    3.52%             2.64%
10 Years                                   4.91%             4.46%
SEC Yield**                                3.88%

Class B Shares
1 Year                                     0.58%            -2.34%
5 Years                                    2.76%             2.76%
10 Years(a)                                4.45%             4.45%
SEC Yield **                               3.43%

Class C Shares
1 Year                                     0.58%            -0.39%
5 Years                                    2.76%             2.76%
10 Years                                   4.17%             4.17%
SEC Yield**                                3.43%

Advisor Class Shares+
1 Year                                     1.61%             1.61%
5 Years                                    3.86%             3.86%
Since Inception*                           4.78%             4.78%
SEC Yield **                               4.45%

Class R Shares+
1 Year                                     1.10%             1.10%
Since Inception*                           2.09%             2.09%
SEC Yield**                                3.79%

Class K Shares+
1 Year                                     1.42%             1.42%
Since Inception*                           1.08%             1.08%
SEC Yield **                               4.11%

Class I Shares+
1 Year                                     1.58%             1.58%
Since Inception*                           1.25%             1.25%
SEC Yield **                               4.22%

(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 10/6/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**    SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2006.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

                                                         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                      -3.00%
5 Years                                                      2.64%
10 Years                                                     4.46%

Class B Shares
1 Year                                                      -2.34%
5 Years                                                      2.76%
10 Years(a)                                                  4.45%

Class C Shares
1 Year                                                      -0.39%
5 Years                                                      2.76%
10 Years                                                     4.17%

Advisor Class Shares+
1 Year                                                       1.61%
5 Years                                                      3.86%
Since Inception*                                             4.78%

Class R Shares+
1 Year                                                       1.10%
Since Inception*                                             2.09%

Class K Shares+
1 Year                                                       1.42%
Since Inception*                                             1.08%

Class I Shares+
1 Year                                                       1.58%
Since Inception*                                             1.25%

(a)  Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 10/6/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                           Ending
                   Account Value                    Account Value                  Expenses Paid
                  October 1, 2005                   March 31, 2006                 During Period*
             ------------------------         ------------------------        ----------------------
              Actual    Hypothetical           Actual   Hypothetical**        Actual    Hypothetical
              ------    ------------          -------   --------------        ------    ------------
Class A       $1,000        $1,000            $993.48      $1,019.20           $5.72         $5.79
Class B       $1,000        $1,000            $989.89      $1,015.51           $9.38         $9.50
Class C       $1,000        $1,000            $989.94      $1,015.61           $9.28         $9.40
Advisor
  Class       $1,000        $1,000            $993.52      $1,020.74           $4.17         $4.23
Class R       $1,000        $1,000            $992.28      $1,018.00           $6.90         $6.99
Class K       $1,000        $1,000            $993.91      $1,019.70           $5.22         $5.29
Class I       $1,000        $1,000            $993.96      $1,021.19           $3.73         $3.78

* Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.89%, 1.87%, 0.84%, 1.39%, 1.05% and 0.75%, respectively, multiplied by the average account value over the period,multiplied by 182/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 7


PORTFOLIO SUMMARY
March 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $670.2

SECURITY TYPE BREAKDOWN*

o  61.0%  U.S. Treasury Securities
o  22.4%  Federal National Mortgage Association
o   9.9%  Federal Home Loan Mortgage Corp.
o   2.6%  Government National Mortgage Association
o   2.2%  Asset Backed Securities
o   1.3%  Stripped Mortgage Backed Securities
o   0.5%  Collateralized Mortgage Backed Securities

o   0.1%  Short-Term

* All data are as of March 31, 2006. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


8 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


PORTFOLIO OF INVESTMENTS
March 31, 2006 (unaudited)


                                                Principal
                                                   Amount
                                                     (000)   U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-92.0%
U.S. Treasury Bonds-35.4%
  6.25%, 8/15/23-5/15/30*                        $ 66,300    $ 76,333,071
  7.125%, 2/15/23                                  20,000      24,596,880
  7.25%, 5/15/16                                   20,000      23,653,120
  7.50%, 11/15/16                                  23,000      27,792,257
  11.25%, 2/15/15*                                 20,000      29,039,060
  12.50%, 8/15/14                                  45,150      55,806,123
                                                              -----------
                                                              237,220,511

U.S. Treasury Notes-30.6%
  3.00%, 2/15/09*                                  25,600      24,359,987
  3.25%, 1/15/09*                                  28,600      27,435,894
  3.375%, 11/15/08                                 21,750      20,980,246
  3.625%, 1/15/10                                   7,010       6,720,291
  3.875%, 5/15/09                                  19,845      19,303,906
  4.00%, 6/15/09-2/15/14*                          81,235      78,418,458
  4.75%, 5/15/14*                                  28,470      28,220,888
                                                              -----------
                                                              205,439,670

Federal National Mortgage Association-12.4%
  5.00%, 12/01/17-10/25/33                         35,909      28,295,683
  5.50%, TBA                                       21,235      20,724,043
  5.50%, 9/25/17-7/25/34                            7,425       7,334,323
  6.00%, 12/01/13-2/01/14                           8,546       8,658,328
  6.50%, 4/25/32-2/01/36                           18,048      18,397,881
                                                              -----------
                                                               83,410,258

Federal Home Loan Mortgage Corp.-10.7%
  5.00%, 4/15/16                                    4,865       4,790,517
  5.50%, TBA                                       52,900      51,643,625
  5.50%, 7/15/17                                   10,795      10,865,383
  6.00%, 6/01/20                                    4,317       4,370,447
                                                              -----------
                                                               71,669,972

Government National Mortgage
  Association-2.9%
  Single Family Homes
  6.00%, 7/20/32                                    2,910       2,911,833
  7.00%, 12/15/26                                   3,299       3,436,470
  7.50%, 12/15/14                                   7,473       7,807,533
  8.00%, 3/15/12                                    3,445       3,570,130
  8.15%, 9/15/20                                      451         481,142
  9.00%, 12/15/09-12/15/19                            925         952,513
                                                              -----------
                                                               19,159,621

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $628,959,218)                                         616,900,032


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 9


                                                Principal
                                                   Amount
                                                     (000)   U.S. $ Value
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS-11.8%
Adjustable Rate Mortgage Trust
  Series 2005-11 Cl.2A41
  5.36%, 2/25/36                                 $  2,892     $ 2,861,802
  Series 2005-4 Cl.3A1
  6.00%, 8/25/35                                    3,323       3,253,081
Bear Stearns Alt-A Trust
  Series 2005-10 Cl.24A1
  6.00%, 1/25/36                                    3,305       3,320,304
  Series 2006-2, Cl.23A1
  6.00%, 3/25/36                                    3,435       3,441,252
Citicorp Mortgage Securities, Inc.
  Series 2004-7 Cl.1A1
  5.25%, 9/25/34                                    6,161       6,065,174
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Cl.1A4
  5.13%, 5/25/35                                    3,206       3,145,451
Countrywide Alternative Loan Trust
  Series 2005-27 Cl.2X2
  0.86%, 8/25/35                                    8,264         206,602
  Series 2005-27 Cl.2X1
  1.37%, 8/25/35                                   44,075       1,418,692
  Series 2005-59 Cl.2X
  5.00%, 11/20/35                                  15,744         629,768
Countrywide Home Loans
  Series 2004-J9 Cl.2A1
  5.25%, 1/25/35                                    5,765       5,647,341
  Series 2005-12 Cl.1A5
  5.25%, 5/25/35                                    8,089       7,904,530
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2004-R2 Cl.A1
  4.98%, 12/28/33(a)                                3,603       3,177,157
Deutsche Alt-A Securities, Inc.
  Series 2005-6 Cl.1A3
  5.50%, 12/25/35                                   2,426       2,408,050
First Horizon Alternative Mortgage Securities
  Series 2005-FA11 Cl.1A5
  5.75%, 2/25/36                                    3,470       3,474,528
Greenpoint Mortgage Funding Trust
  Series 2005-AR5 Cl.4X2
  Zero coupon, 11/25/45                            10,636         197,728
  Series 2005-AR5 Cl.4X1
  Zero coupon, 11/25/45                            18,372         447,902
  Series 2006-AR2 Cl.4A1
  5.888%, 8/25/36                                   3,570       3,650,325


10 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                Principal
                                                   Amount
                                                     (000)   U.S. $ Value
-------------------------------------------------------------------------------
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Cl.4A1
  6.265%, 5/25/36                               $   2,160     $ 2,177,172
LB UBS Commercial Mortgage Trust
  Series 2005-C7 Cl.XCL
  0.08%, 11/15/40(a)                              122,976       1,152,901
Merrill Lynch Mortgage Trust
  Series 2005-LC1 Cl.A4
  5.291%, 1/12/44                                   1,950       1,905,423
Residential Asset Mortgage Products, Inc.
  Series 2004-SL2 Cl.A2
  6.50%, 10/25/31                                   5,093       5,140,603
Residential Asset Securitization Trust
  Series 2003-A15 Cl.B2
  5.58%, 2/25/34                                    1,735       1,599,409
Residential Funding Mortgage Securities I Inc.
  Series 2005-SA3 Cl.3A
  5.25%, 8/25/35                                    3,208       3,153,368
SASCO Net Interest Margin Trust
  Series 2004-9XS Cl.A
  5.25%, 5/25/34(a)                                   904         895,971
Structured Asset Mortgage Investments
  Series 2005-AR7 Cl.5X1
  1.47%, 3/25/46                                    4,858         168,540
Structured Asset Securities Corp.
  Series 2003-21 Cl.2A1
  4.00%, 8/25/33                                    3,751       3,656,346
  Series 2003-6A Cl.B3
  5.47%, 3/25/33                                    2,440       2,380,778
  Series 2002-3 Cl.B3
  6.50%, 3/25/32                                    3,386       3,368,669
Washington Mutual
  Series 2005-AR7 Cl.A4
  4.94%, 8/25/35                                    2,013       1,979,707

Total Collateralized Mortgage Obligations
  (cost $80,166,941)                                           78,828,574

ASSET BACKED SECURITIES-2.4%
Fixed Rate-0.0%
Countrywide Asset-Backed Certificates
  Series 2004-2N Cl.N1
  5.00%, 2/25/35(a)                                   185         183,538

Adjustable Rate-2.4%
Long Beach Mortgage Loan Trust
  Series 2003-1 Cl.M2
  6.87%, 3/25/33                                    6,465       6,529,650
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Cl.2A1
  6.233%, 3/25/36                                   3,425       3,447,742


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 11


                                                Principal
                                                   Amount
                                                     (000)   U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley ABS Capital I
  Series 2004-NC3 Cl.M2
  5.92%, 3/25/34                                $   6,000     $ 6,054,360

Total Asset Backed Securities
  (cost $16,292,515)                                           16,215,290

STRIPPED MORTGAGE BACKED SECURITIES-1.4%
Morgan Stanley Capital I
  Series 2003-IQ4 Cl.X1
  0.16%, 5/15/40(a)                                88,539       2,933,295
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X
  2.24%, 12/21/26                                  22,869          64,263
Prudential Securities Secured Financing Corp.
  Series 1999-NRF1 Cl.AEC
  0.53%, 11/01/31(a)                              269,363       6,144,172

Total Stripped Mortgage Backed Securities
  (cost $11,903,037)                                            9,141,730

COMMERCIAL MORTGAGE BACKED SECURITIES-0.6%
Commercial Mortgage Acceptance Corp.
  Series 1997-ML1 Cl.A2
  6.53%, 12/15/30                                   2,395       2,404,308
Credit Suisse First Boston Mortgage
  Series 2001-CK3 Cl.AX
  1.03%, 6/15/34(a)                                32,491       1,419,186

Total Commercial Mortgage Backed Securities
  (cost $3,605,496)                                             3,823,494

SHORT-TERM INVESTMENTS-0.1%
U.S. Treasury Bill-0.1%
  Zero coupon, 6/29/06(b)
  (cost $741,862)                                     750         741,862

Total Investments Before Security
  Lending Collateral
  (cost $741,669,069)                                         725,650,982

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-33.8%
Short-Term Investments
Concord Minutemen Capital
  4.72%, 4/11/06                                   10,000       9,990,861
Goldman Sachs
  4.92%, 9/01/06                                   25,000      25,087,743
Kittyhawk Funding
  4.82%, 5/18/06                                   20,000      19,883,156


12 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                Principal
                                                   Amount
                                                     (000)   U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley
  4.88%, 11/28/06                              $   70,000    $ 70,243,728
Sigma Finance Inc.
  4.69%, 7/25/06                                   45,000      45,296,022
Societe Generale North America
  4.87%, 4/03/06                                   35,000      35,004,735
Verizon Global Funding
  4.83%, 4/25/06                                   20,000      19,943,883
                                                              -----------
                                                              225,450,128

                                                   Shares
                                                -----------
UBS Private Money Market Fund, LLC
  4.67%                                         1,099,155       1,099,155

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $226,549,283)                                         226,549,283

Total Investments-142.1%
  (cost $968,218,352)                                         952,200,265
Other assets less liabilities-(42.1%)                        (281,982,825)
                                                              -----------

Net Assets-100%                                              $670,217,440


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                Value at
                    Number of     Expiration      Original      March 31,    Unrealized
Type                Contracts        Month         Value          2006      Appreciation
-----------------------------------------------------------------------------------------
U.S. Treasury
  Note 2 Yr
  Future               115         June 2006    $23,495,604   $23,443,828      $  51,776
U.S. Treasury
  Note 5 Yr
  Future               379         June 2006     39,864,963    39,581,812        283,151
U.S. Treasury
  Note 10 Yr
  Future               181         June 2006     19,467,646    19,256,703        210,943
                                                                               ---------
                                                                               $ 545,870

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Security is exempt from Registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2006, the aggregate market value of these securities amounted to $15,906,220 representing 2.4% of net assets.

(b) Position, or a portion thereof, with a market value of $741,862 has been segregated to collateralize margin requirements for open futures contracts.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 13


Glossary:

TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


14 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
March 31, 2006 (unaudited)


Assets
Investments in securities, at value (cost $968,218,352--
  including investment of cash collateral for securities
  loaned of $226,549,283)                                    $  952,200,265(a)
Cash                                                             19,540,620
Receivable for investment securities sold                        30,570,534
Interest receivable                                               6,919,213
Receivable for capital stock sold                                 1,562,132
Total assets                                                  1,010,792,764

Liabilities
Payable for collateral received on securities loaned            226,549,283
Payable for investment securities purchased                     106,969,585
Payable for capital stock redeemed                                4,172,020
Dividends payable                                                   803,322
Advisory fee payable                                                771,991
Transfer Agent fee payable                                          339,663
Distribution fee payable                                            299,778
Payable for variation margin on futures contracts                    39,094
Accrued expenses                                                    630,588
Total liabilities                                               340,575,324

Net Assets                                                   $  670,217,440

Composition of Net Assets
Capital stock, at par                                               $98,893
Additional paid-in capital                                      830,689,150
Distributions in excess of net investment income                 (7,442,822)
Accumulated net realized loss on investment transactions       (137,654,560)
Net unrealized depreciation of investments                      (15,473,221)
                                                             --------------
                                                             $  670,217,440

Net Asset Value Per Share-21 billion shares of capital stock authorized, $0.001 par value

                                           Shares            Net Asset
Class                  Net Assets        Outstanding           Value
-----------------------------------------------------------------------
A                    $487,245,591         71,905,864           $6.78*
B                    $104,123,107         15,367,632           $6.78
C                    $ 72,448,603         10,676,409           $6.79
Advisor              $  6,353,088            936,098           $6.79
R                    $     27,649              4,080           $6.78
K                    $      9,751              1,439           $6.78
I                    $      9,651              1,425           $6.77

* The maximum offering price per share for Class A shares was $7.08 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $218,361,740 (see Note E).

     See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 15


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2006 (unaudited)

Investment Income
Interest                                                           $19,467,312

Expenses
Advisory fee                                         1,596,095
Distribution fee--Class A                              782,437
Distribution fee--Class B                              616,168
Distribution fee--Class C                              398,670
Distribution fee--Class R                                   66
Distribution fee--Class K                                   13
Transfer agency--Class A                               599,338
Transfer agency--Class B                               163,142
Transfer agency--Class C                                98,833
Transfer agency--Advisor Class                           7,798
Transfer agency--Class R                                    35
Transfer agency--Class K                                     9
Transfer agency--Class I                                     7
Printing                                               182,870
Custodian                                              112,609
Registration fees                                       57,894
Administrative                                          48,282
Legal                                                   39,211
Audit                                                   34,408
Directors' fees                                         13,361
Miscellaneous                                           30,307
Total expenses before interest expense               4,781,553
Interest expense                                       215,955
Total expenses                                       4,997,508
Less: expense offset arrangement
  (see Note B)                                         (16,946)
Net expenses                                                         4,980,562
Net investment income                                               14,486,750

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                           (3,577,132)
  Futures contracts                                                  1,656,861
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (18,572,133)
  Futures contracts                                                    146,650
Net loss on investment transactions                                (20,345,754)
Net Decrease in Net Assets
  from Operations                                                  $(5,859,004)

See notes to financial statements.


16 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                            Six Months Ended       Year Ended
                                             March 31, 2006       September 30,
                                               (unaudited)             2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                          $14,486,750         $43,694,771
Net realized loss on investment
  transactions                                  (1,920,271)         (7,902,534)
Net change in unrealized
  appreciation/depreciation
  of investments                               (18,425,483)        (10,220,230)
Net increase (decrease) in net assets
  from operations                               (5,859,004)         25,572,007

Dividends to Shareholders from
Net investment income
  Class A                                      (11,748,959)        (24,186,748)
  Class B                                       (2,320,180)         (6,345,707)
  Class C                                       (1,506,118)         (3,259,002)
  Advisor Class                                   (164,410)        (12,695,436)
  Class R                                             (565)               (760)
  Class K                                             (230)               (238)
  Class I                                             (243)               (254)

Capital Stock Transactions
Net decrease                                   (80,914,412)       (416,393,877)
Total decrease                                (102,514,121)       (437,310,015)

Net Assets
Beginning of period                            772,731,561       1,210,041,576
End of period (including distributions
  in excess of net investment income
  of ($7,442,822) and
  ($6,188,867), respectively)                 $670,217,440        $772,731,561

See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 17


NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, (formerly the Quality Bond Portfolio) and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Government Portfolio. The U.S. Government Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on


18 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 19


Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts and amortizes premiums as adjustments to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's net assets valued on the last business day of the previous quarter. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at a quarterly rate of .15% (approximately .60% on an annual basis) of the first $500 million of the Portfolio's net assets and .125% (approximately .50% on an annual basis) of it net assets over $500 million, valued on the last business day of the previous quarter. The fee is accrued daily and paid quarterly.


20 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Pursuant to the advisory agreement, the Portfolio paid $48,282 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended March 31, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $376,317 for the six months ended March 31, 2006.

For the six months ended March 31, 2006, the Portfolio's expenses were reduced by $16,946 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $2,888 from the sales of Class A shares and received $3,351, $35,317 and $2,352 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2006.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $2,428,831, $6,064,781, $508 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 21


year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2006, were as follows:

                                                     Purchases           Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                     $ 66,541,299    $ 53,957,397
U.S. government securities                         246,294,599     274,269,144

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding future contracts) are as follows:

Gross unrealized appreciation                                    $   5,309,594
Gross unrealized depreciation                                      (21,327,681)
Net unrealized depreciation                                      $ (16,018,087)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Portfolio may enter into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a


22 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 23


amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. For the six months ended March 31, 2006, the Portfolio had no transactions in written options.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2006, the average amount of reverse repurchase agreements outstanding was $14,507,411 and the daily weighted average annualized interest rate was 4.01%.

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2006, the Portfolio earned drop income of $81,945 which is included in interest income in the accompanying statement of operations.


NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive divi-


24 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


dends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2006, the Portfolio had loaned securities with a value of $218,361,740 and received cash collateral which was invested in short-term securities valued at $226,549,283 as included in the accompanying portfolio of investments. For the six months ended March 31, 2006, the Portfolio earned fee income of $145,168 which is included in interest income in the accompanying statement of operations.


NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                           Amount
                  -----------------------------  ------------------------------
                      Six Months                     Six Months
                           Ended    Year Ended            Ended      Year Ended
                  March 31, 2006     September   March 31, 2006       September
                      (unaudited)     30, 2005       (unaudited)       30, 2005
                  ---------------  ------------  --------------  --------------
Class A
Shares sold            1,610,047     3,126,480     $11,112,241     $22,073,490
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends            1,131,444     2,261,039       7,812,331      15,978,830
-------------------------------------------------------------------------------
Shares converted
  from Class B         1,043,052     4,124,189       7,178,528      29,086,145
-------------------------------------------------------------------------------
Shares redeemed       (9,706,747)  (19,738,404)    (66,948,830)   (139,391,330)
-------------------------------------------------------------------------------
Net decrease          (5,922,204)  (10,226,696)   $(40,845,730)   $(72,252,865)
-------------------------------------------------------------------------------

Class B
Shares sold              343,267     1,200,396      $2,370,048      $8,484,320
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              257,911       657,216       1,780,989       4,646,224
-------------------------------------------------------------------------------
Shares converted
  to Class A          (1,043,052)   (4,124,192)     (7,178,528)    (29,086,145)
-------------------------------------------------------------------------------
Shares redeemed       (4,074,296)  (10,168,820)    (28,097,754)    (71,816,023)
-------------------------------------------------------------------------------
Net decrease          (4,516,170)  (12,435,400)   $(31,125,245)   $(87,771,624)
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 25


                               Shares                           Amount
                  -----------------------------  ------------------------------
                      Six Months                     Six Months
                           Ended    Year Ended            Ended      Year Ended
                  March 31, 2006     September   March 31, 2006       September
                      (unaudited)     30, 2005       (unaudited)       30, 2005
                  ---------------  ------------  --------------  --------------
Class C
Shares sold              340,044       941,980      $2,356,762      $6,658,949
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              140,342       301,582         970,486       2,134,703
-------------------------------------------------------------------------------
Shares redeemed       (1,857,870)   (4,215,458)    (12,841,726)    (29,812,297)
-------------------------------------------------------------------------------
Net decrease          (1,377,484)   (2,971,896)    $(9,514,478)   $(21,018,645)
-------------------------------------------------------------------------------

Advisor Class
Shares sold              443,976    20,593,240      $3,080,659    $145,526,826
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               23,532     1,746,230         162,762      12,364,185
-------------------------------------------------------------------------------
Shares redeemed         (386,402)  (56,168,512)     (2,675,688)   (393,271,216)
-------------------------------------------------------------------------------
Net increase
  (decrease)              81,106   (33,829,042)       $567,733   $(235,380,205)
-------------------------------------------------------------------------------

Class R
Shares sold                  741         1,334          $5,111          $9,408
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   52            51             356             359
-------------------------------------------------------------------------------
Shares redeemed             (314)          (58)         (2,160)           (405)
Net increase                 479         1,327          $3,307          $9,362
-------------------------------------------------------------------------------

               Six Months Ended        March 1,      Six Months         March 1,
                       March 31,     to 2005(a)     Ended March       2005(a) to
                           2006   September 30,        31, 2006    September 30,
                     (unaudited)          2005       (unaudited)            2005
                  ---------------  ------------  --------------  --------------
Class K
Shares sold                   -0-        1,439             $-0-        $10,100
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   -0 -(b)       -0-              1              -0-
-------------------------------------------------------------------------------
Net increase                  -0-        1,439              $1         $10,100
-------------------------------------------------------------------------------

Class I
Shares sold                   -0-        1,425             $-0-        $10,000
-------------------------------------------------------------------------------
Net increase                  -0-        1,425             $-0-        $10,000
-------------------------------------------------------------------------------

(a) Commencement of distribution
(b) Share amount is less than 1 full share.

NOTE G
Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the

26 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Notes to Financial Statements

value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2006.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                         September 30,        September 30,
                                                 2005                 2004
                                        -----------------------------------
Distributions paid from:
  Ordinary income                         $46,488,145          $60,500,119
                                        -----------------------------------
Total taxable distributions                46,488,145           60,500,119
  Tax return of capital                            -0-                  -0-
Total distributions paid                  $46,488,145          $60,500,119
                                        -----------------------------------


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 27


As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $(134,947,393)(a)
Undistributed ordinary income                                    5,678,544
Unrealized appreciation/(depreciation)                          (8,836,414)(b)
Total accumulated earnings/(deficit)                         $(138,105,263)(c)


(a) On September 30, 2005, the Portfolio had a net capital loss carryforward for federal income tax purposes of $122,518,919 (of which $2,015,062 and $21,956,032 were attributable to the purchase of net assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., respectively, by the Portfolio in December of 2000), of which $16,083,708 expires in the year 2006, $48,732,137 expires in the year 2007, $6,470,420 expires in the year 2008, $23,497,731 expires in the year 2011 and $27,734,923 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2005, $6,928,773 of capital loss carryforward expired. Based on certain provision in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the fiscal year ended September 30, 2005, the Portfolio deferred to October 1, 2005 post-October capital losses of $11,829,620. For the year ended September 30, 2005, the Portfolio deferred losses on straddles of $598,854.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the realization for tax purposes of unrealized gains(losses) on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


28 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Notes to Financial Statements

in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory
Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 29


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.


30 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Notes to Financial Statements

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 31


(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


32 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class A
                              -------------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended                   Year Ended         July 1,
                                  March, 31                  September 30,       2003 to               Year Ended June 30,
                                       2006               -----------------    September         ------------------------------
                                (unaudited)               2005         2004   30, 2003(a)        2003         2002(b)      2001
                              -------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                $6.98               $7.11        $7.27      $7.49          $7.21        $7.14        $6.99
                              -------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(c)                .14                 .28          .30(d)     .06            .27          .37          .47
Net realized and
   unrealized gain (loss)
   on investment
   transactions                        (.18)               (.12)        (.13)      (.20)           .35          .13          .17
                              -------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations                     (.04)                .16          .17       (.14)           .62          .50          .64
Less: Dividends and
   Distributions
Dividends from net
   investment income                   (.16)               (.29)        (.33)      (.08)          (.34)        (.37)        (.47)
Distributions in excess of
   net investment income                 -0-                 -0-          -0-        -0-            -0-        (.03)        (.01)
Tax return of capital                    -0-                 -0-          -0-        -0-            -0-        (.03)        (.01)
                              -------------------------------------------------------------------------------------------------
Total dividends and
   distributions                       (.16)               (.29)        (.33)      (.08)          (.34)        (.43)        (.49)
                              -------------------------------------------------------------------------------------------------
Net asset value,
   end of period                      $6.78               $6.98        $7.11      $7.27          $7.49        $7.21        $7.14
                              -------------------------------------------------------------------------------------------------
Total Return
Total investment return
   based on net asset
   value(e)                            (.65)%              2.31%        2.49%     (1.80)%         8.82%        7.11%        9.30%
Ratios/Supplemental
   Data
Net assets, end of period
   (000's omitted)                 $487,245            $543,547     $626,183   $811,376       $889,115     $865,739     $884,574
Ratio to average
   net assets of:
   Expenses,
     net of waivers/
     reimbursements                    1.15%(f)(g)         1.30%        1.34%      1.18%(f)       1.10%        1.23%        2.11%
   Expenses,
     before waivers/
     reimbursements                    1.15%(f)(g)         1.30%        1.39%      1.18%(f)       1.10%        1.23%        2.11%
   Expenses,
     before waivers/
     reimbursements,
     excluding interest
     expense                           1.09%(f)(g)         1.06%        1.10%      1.11%(f)       1.09%        1.09%        1.13%
   Net investment
     income                            4.17%(f)(g)         3.90%        4.23%(d)   3.43%(f)       3.64%        5.15%        6.57%
Portfolio turnover rate                  41%                166%         150%       241%           976%       1,009%         712%

See footnote summary on page 39.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class B
                              -------------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended                   Year Ended         July 1,
                                  March, 31                  September 30,       2003 to               Year Ended June 30,
                                       2006               -----------------    September         ------------------------------
                                (unaudited)               2005         2004   30, 2003(a)        2003         2002(b)      2001
                              -------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                $6.98              $7.11        $7.27        $7.49        $7.21        $7.14        $7.00
                              -------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(c)                .12                .23          .25(d)       .05          .22          .32          .42
Net realized and unrealized
   gain (loss) on investment
   transactions                        (.19)              (.12)        (.13)        (.20)         .35          .13          .16
                              -------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations                     (.07)               .11          .12         (.15)         .57          .45          .58
                              -------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income                   (.13)              (.24)        (.28)        (.07)        (.29)        (.32)        (.42)
Distributions in excess of
   net investment income                 -0-                -0-          -0-          -0-          -0-        (.03)        (.01)
Tax return of capital                    -0-                -0-          -0-          -0-          -0-        (.03)        (.01)
                              -------------------------------------------------------------------------------------------------
Total dividends and
   distributions                       (.13)              (.24)        (.28)        (.07)        (.29)        (.38)        (.44)
                              -------------------------------------------------------------------------------------------------
Net asset value,
   end of period                      $6.78              $6.98        $7.11        $7.27        $7.49        $7.21        $7.14
                              -------------------------------------------------------------------------------------------------
Total Return
Total investment return
   based on net asset
   value(e)                           (1.01)%             1.57%        1.74%       (1.98)%       8.07%        6.36%        8.39%
Ratios/Supplemental
   Data
Net assets, end of period
    (000's omitted)                $104,123           $138,856     $229,823     $399,040     $495,606     $400,221     $276,308
Ratio to average
   net assets of:
   Expenses,
     net of waivers/
     reimbursements                    1.89%(f)(g)       2.02%        2.07%        1.90%(f)     1.82%        1.93%        2.90%
   Expenses,
     before waivers/
     reimbursements                    1.89%(f)(g)       2.02%        2.13%        1.90%(f)     1.82%        1.93%        2.90%
   Expenses,
     before waivers/
     reimbursements,
     excluding  interest
     expense                           1.83%(f)(g)       1.78%        1.83%        1.83%(f)     1.81%        1.80%        1.83%
   Net investment
     income                            3.44%(f)(g)       3.20%        3.55%(d)     2.75%(f)     2.95%        4.41%        5.95%
Portfolio turnover rate                  41%              166%         150%         241%         976%       1,009%         712%

See footnote summary on page 39.


34 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class C
                              -------------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended                   Year Ended         July 1,
                                  March, 31                  September 30,       2003 to               Year Ended June 30,
                                       2006               -----------------    September         ------------------------------
                                (unaudited)               2005         2004   30, 2003(a)        2003         2002(b)      2001
                              -------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                $6.99               $7.12        $7.28        $7.50        $7.22        $7.15        $7.00
                              -------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(c)                .12                 .23          .25(d)       .05          .22          .32          .43
Net realized and unrealized
   gain (loss) on investment
   transactions                        (.19)               (.12)        (.13)        (.20)         .35          .13          .16
                              -------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations                     (.07)                .11          .12         (.15)         .57          .45          .59
                              -------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income                   (.13)               (.24)        (.28)        (.07)        (.29)        (.32)        (.43)
Distributions in excess of
   net investment income                 -0-                 -0-          -0-          -0-          -0-        (.03)        (.01)
Tax return of capital                    -0-                 -0-          -0-          -0-          -0-        (.03)          -0-
                              -------------------------------------------------------------------------------------------------
Total dividends and
   distributions                       (.13)               (.24)        (.28)        (.07)        (.29)        (.38)        (.44)
                              -------------------------------------------------------------------------------------------------
Net asset value,
   end of period                      $6.79               $6.99        $7.12        $7.28        $7.50        $7.22        $7.15
                              -------------------------------------------------------------------------------------------------
Total Return
Total investment return
   based on net asset
   value(e)                           (1.01)%              1.58%        1.73%       (1.98)%       8.06%        6.35%        8.54%
Ratios/Supplemental
   Data
Net assets, end of period
    (000's omitted)                  $72,448            $84,303     $107,003     $167,359     $204,006     $202,030     $169,213
Ratio to average
   net assets of:
   Expenses,
     net of waivers/
     reimbursements                    1.87%(f)(g)         2.02%        2.06%        1.89%(f)     1.81%        1.93%        2.89%
   Expenses,
     before waivers/
     reimbursements                    1.87%(f)(g)         2.02%        2.11%        1.89%(f)     1.81%        1.93%        2.89%
   Expenses,
     before waivers/
     reimbursements,
     excluding interest
     expense                           1.81%(f)(g)         1.77%        1.82%        1.83%(f)     1.80%        1.79%        1.83%
   Net investment
     income                            3.45%(f)(g)         3.19%        3.56%(d)     2.76%(f)     2.96%        4.42%        5.94%
Portfolio turnover rate                  41%                166%         150%         241%         976%       1,009%         712%

See footnote summary on page 39.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Advisor Class
                              -------------------------------------------------------------------------------------------------
                                 Six Months
                                      Ended                   Year Ended         July 1,
                                  March, 31                  September 30,       2003 to               Year Ended June 30,
                                       2006               -----------------    September         ------------------------------
                                (unaudited)               2005         2004   30, 2003(a)        2003        2002(b)     2001
                              -------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                $7.00              $ 7.12        $7.28        $7.50        $7.21        $7.14     $7.05
                              -------------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(c)                .16                 .30          .32(d)       .07          .29          .39       .34
Net realized and unrealized
   gain (loss) on investment
   transactions                        (.20)               (.11)        (.12)        (.20)         .37          .13       .12
                              -------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations                     (.04)                .19          .20         (.13)         .66          .52       .46
                              -------------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income                   (.17)               (.31)        (.36)        (.09)        (.37)        (.39)     (.34)
Distributions in excess of
   net investment income                 -0-                 -0-          -0-          -0-          -0-        (.03)     (.02)
Tax return of capital                    -0-                 -0-          -0-          -0-          -0-        (.03)     (.01)
                              -------------------------------------------------------------------------------------------------
Total dividends and
   distributions                       (.17)               (.31)        (.36)        (.09)        (.37)        (.45)     (.37)
                              -------------------------------------------------------------------------------------------------
Net asset value,
   end of period                      $6.79               $7.00        $7.12        $7.28        $7.50        $7.21     $7.14
                              -------------------------------------------------------------------------------------------------
Total Return
Total investment return
   based on net asset
   value(e)                           (0.65)%              2.76%        2.82%       (1.72)%       9.29%        7.41%     6.65%
Ratios/Supplemental
   Data
Net assets, end of period
   (000's omitted)                   $6,353              $5,981     $247,020     $204,108     $197,649     $177,834   $27,154
Ratio to average
   net assets of:
   Expenses,
     net of waivers/
     reimbursements                     .84%(f)(g)          .94%        1.02%         .89%(f)      .81%         .89%     1.38%(f)
   Expenses,
     before waivers/
     reimbursements                     .84%(f)(g)          .94%        1.08%         .89%(f)      .81%         .89%     1.38%(f)
   Expenses,
     before waivers/
     reimbursements,
     excluding interest
     expense                            .79%(f)(g)          .72%         .79%         .81%(f)      .80%         .81%      .81%(f)
   Net investment
     income                            4.46%(f)(g)         4.11%        4.52%(d)     3.72%(f)     3.96%        5.41%     6.74%(f)
Portfolio turnover rate                  41%                166%         150%         241%         976%       1,009%      712%

See footnote summary on page 39.


36 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Class R
                                  ---------------------------------------------------
                                   Six Months
                                        Ended                             November 3,
                                     March 31,         Year Ended          2003(h) to
                                         2006        September 30,      September 30,
                                  (unaudited)                2005                2004
                                  ---------------------------------------------------
Net asset value, beginning
  of period                             $6.98               $7.11              $7.14
                                  ---------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                  .14                 .26                .26(d)
Net realized and unrealized
  gain (loss) on
  investment transactions                (.19)               (.11)               .00
                                  ---------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                             (.05)                .15                .26
                                  ---------------------------------------------------
Less: Dividends
Dividends from net investment
  income                                 (.15)               (.28)              (.29)
                                  ---------------------------------------------------
Net asset value, end of period          $6.78               $6.98              $7.11
                                  ---------------------------------------------------
Total Return
Total investment return based
  on net asset value(e)                  (.77)%              2.14%              3.72%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $28                 $25                $16
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements                      1.39%(f)(g)         1.49%              1.48%(f)
   Expenses, before waivers/
     reimbursements                      1.39%(f)(g)         1.49%              1.54%(f)
   Expenses, before waivers/
     reimbursements, excluding
     interest expense                    1.33%(f)(g)         1.25%              1.27%(f)
   Net investment income                 3.92%(f)(g)         3.68%              4.08%(d)(f)
Portfolio turnover rate                    41%                166%               150%

See footnote summary on page 39.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  Class K
                                -----------------------------------------
                                        Six Months
                                             Ended               March 1,
                                          March 31,            2005(h) to
                                              2006          September 30,
                                       (unaudited)                  2005
                                -----------------------------------------
Net asset value, beginning
  of period                                  $6.98                 $7.02
                                -----------------------------------------
Income From Investment
  Operations
Net investment income(c)                       .15                   .16
Net realized and unrealized
  loss on investment
  transactions                                (.19)                 (.03)
                                -----------------------------------------
Net increase in net asset
  value from operations                       (.04)                  .13
                                -----------------------------------------
Less: Dividends
Dividends from net investment
  income                                      (.16)                 (.17)
                                -----------------------------------------
Net asset value, end of period               $6.78                 $6.98
                                -----------------------------------------
Total Return
Total investment return based
  on net asset value(e)                       (.61)%                1.79%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                              $10                   $10
Ratio to average net assets of:
   Expenses(f)                                1.05%(g)              1.17%
   Expenses, excluding interest
     expense(f)                                .99%(g)               .95%
   Net investment income(f)                   4.26%(g)              3.79%
Portfolio turnover rate                         41%                  166%

See footnote summary on page 39.


38 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                      Class I
                                -----------------------------------------
                                        Six Months
                                             Ended               March 1,
                                          March 31,            2005(h) to
                                              2006          September 30,
                                       (unaudited)                   2005
                                -----------------------------------------
Net asset value, beginning
  of period                                  $6.98                 $7.02
                                -----------------------------------------
Income From Investment
  Operations
Net investment income(c)                       .16                   .17
Net realized and unrealized
  loss on investment
  transactions                                (.20)                (.03)
                                -----------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                  (.04)                  .14
                                -----------------------------------------
Less: Dividends
Dividends from net investment
  income                                      (.17)                 (.18)
                                -----------------------------------------
Net asset value, end of period               $6.77                 $6.98
                                -----------------------------------------
Total Return
Total investment return based
  on net asset value(e)                      (0.60)%                1.97%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                              $10                   $10
Ratio to average net assets
  of:
   Expenses(f)                                 .75%(g)               .89%
   Expenses, excluding interest
     expense(f)                                .69%(g)               .68%
   Net investment income(f)                   4.56%(g)              4.10%
Portfolio turnover rate                         41%                  166%


(a)   The Portfolio changed its fiscal year end from June 30 to September 30.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)   Based on average shares outstanding.

(d)   Net of expenses waived and reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h)   Commencement of distribution.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 39


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein U.S. Government Bond Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. At the December 19, 2005 Meeting, with respect to the second item of business, the approval of the amendment and restatement of the Charter, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                           Withheld
                                  Voted For               Authority
                                  --------------------------------------------
      Ruth Block                  110,504,373             7,480,789
      David H. Dievler            110,556,798             7,428,365
      John H. Dobkin              110,592,166             7,392,996
      Michael J. Downey           110,616,030             7,369,133
      William H. Foulk, Jr.       110,599,038             7,386,125
      D. James Guzy               119,874,613             8,933,392
      Marc O. Mayer               120,554,662             8,253,343
      Marshall C. Turner, Jr.     120,537,225             8,270,780


                                               Voted                     Broker
                              Voted For      Against    Abstained     Non-Votes
                      ---------------------------------------------------------
2.    Approve the            96,828,067    2,835,603    9,283,228             0
      Amendment and
      Restatement of
      the Charter

3.A.  Diversification        48,759,870    2,316,526    4,756,009    13,908,039

3.B.  Issuing Senior         48,755,525    2,231,781    4,845,099    13,908,039
      Securities and
      Borrowing Money

3.C.  Underwriting           48,913,261    2,098,338    4,820,806    13,908,039
      Securities

3.D.  Concentration           48,908,405    2,158,989    4,765,011   13,908,039
      of Investments

3.E.  Real Estate and        48,797,755    2,249,348    4,785,302    13,908,039
      Companies that
      Deal in Real
      Estate



40 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Results of Shareholders Meeting

                                               Voted                     Broker
                              Voted For      Against    Abstained     Non-Votes
                      ---------------------------------------------------------
3.F.  Commodity              48,447,042    2,592,503    4,792,861    13,908,039
      Contracts
      and Futures
      Contracts

3.G.  Loans                  48,466,484    2,565,532    4,800,390    13,908,039

3.H.  Joint                  48,790,165    2,031,727    5,010,514    13,908,039
      Securities
      Trading
      Accounts

3.I.  Exercising             49,063,991    2,048,591    4,719,823    13,908,039
      Control

3.J.  Other                  48,643,498    2,382,834    4,806,073    13,908,039
      Investment
      Companies

3.K.  Oil, Gas and           48,671,078    2,427,675    4,733,652    13,908,039
      Other Types
      of Minerals or
      Mineral Leases

3.L.  Purchases of           48,448,206    2,609,429    4,774,770    13,908,039
      Securities
      on Margin

3.M.  Short Sales            48,420,960    2,627,326    4,784,119    13,908,039

3.P   Warrants               48,711,752    2,133,506    4,987,147    13,908,039

3.S.  65% Investment         48,942,917    2,081,690    4,807,798    13,908,039
      Limitation

4.B.  The Reclassification   47,247,353    2,136,052    6,448,999    13,908,039
      as Non-Fundamental
      and Changes to
      Specific Fund's
      Investment
      Objectives


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 41


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President & Chief Executive Officer
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Jeffrey S. Phlegar, Vice President
Kewjin Yuoh(2), Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller
Emilie D. Wrapp, Secretary


Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2) The day-to-day management of and investment decisions for the portfolio are made by the U.S.Investment Grade: Structured Asset Investment Team. Mr. Yuoh is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio.



42 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ALLIANCEBERNSTEIN FAMILY OF FUNDS

AllianceBernstein Family of Funds

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
-----------------------------------------

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National                         Michigan
Insured National                Minnesota
Arizona                        New Jersey
California                       New York
Insured California                   Ohio
Florida                      Pennsylvania
Massachusetts                    Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------

2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 43


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Corporate Bond Portfolio, the AllianceBernstein Quality Bond Portfolio and the AllianceBernstein U.S. Government Portfolio of AllianceBernstein Bond Fund, Inc. (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.
  2.   Management fees charged by other mutual fund companies for like services.
  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.
  4. Profit margins of the Adviser and its affiliates from providing such services.
  5.   Possible economies of scale as the Funds grow larger.
  6. Nature and quality of the Adviser's services, including the performance of the Funds.

* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


44 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS
The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                    Advisory Fee Based on % of
Fund                                                  Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Corporate        Monthly fee of
Bond Portfolio                     First $2.5 billion              1/12 of .50%
                                   Next $2.5 billion               1/12 of .45%
                                   Excess of $5 billion            1/12 of .40%

AllianceBernstein Quality          Monthly fee of
Bond Portfolio                     First $2.5 billion              1/12 of .45%
                                   Next $2.5 billion               1/12 of .40%
                                   Excess of $5 billion            1/12 of .35%

AllianceBernstein                  Quarterly fee of
U.S. Government                    First $2.5 billion                    .1125%
Portfolio                          Next $2.5 billion                       .10%
                                   Excess over $5 billion                .0875%


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                            Latest
                                       Fiscal Year             As % of Average
Fund                                        Amount            Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond        $98,000.00                         .01
Portfolio

AllianceBernstein Quality Bond                   0                          .0
Portfolio *

AllianceBernstein U.S. Government       $97,728.00                         .01
Portfolio

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Quality Bond Portfolio for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. Pro-forma expense ratio information for each Fund is also set forth below.


* For the most recently completed fiscal year, with respect to the Quality Bond Portfolio, the Adviser waived $89,000 (or .02% of average daily net assets).


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 45


                                     Expense Cap
                                     pursuant to
                                       Expense
                                      Limitation      Pro-Forma      Fiscal
Fund                                 Undertaking    Expense Ratio*  Year End
-------------------------------------------------------------------------------
AllianceBernstein Quality           Advisor-0.68%        .79%      October 31,
  Bond Portfolio                    Class A-0.98%       1.10%         2004
                                    Class B-1.68%       1.83%
                                    Class C-1.68%       1.82%
                                    Class R-1.18%       1.30%

                                                 Pro-Forma            Fiscal
Fund                                           Expense Ratio*        Year End
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio      Advisor-0.73%        September
                                                Class A-1.00%         30, 2004
                                                Class B-1.72%
                                                Class C-1.71%
                                                Class R-1.21%
AllianceBernstein U.S. Government Portfolio     Advisor-0.71%        September
                                                Class A-1.01%         30, 2004
                                                Class B-1.74%
                                                Class C-1.73%
                                                Class R-1.27%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information

* This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.

46 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Quality Bond Portfolio. The Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Corporate Bond Portfolio or the U.S. Government Portfolio.

                                    Total Net Assets
                                        03/31/05      Alliance Institutional
Fund                                      ($MIL)           Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Quality Bond Portfolio    571     U.S. Core High-Grade
                                                    Fixed Income
                                                    40 bp on 1st $20 m
                                                    25 bp on next $80 m
                                                    20 bp on next $100 m
                                                    15 bp on the balance
                                                    Minimum account size $20 m

The Adviser also manages and sponsors retail fixed income mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for offshore mutual funds with similar investment styles as the Funds:

Asset Class                    Fee
----------------------------------
Fixed Income                  .65%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                  Lipper Group
Fund                                 Fee             Median             Rank
-----------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio                    0.500             0.488              6/9
AllianceBernstein Quality
  Bond Portfolio                    0.450             0.616              1/12
AllianceBernstein U.S.
   Government Portfolio             0.450             0.544              2/10

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Bond Fund U.S. Government Portfolio o 47


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group* and Lipper Expense Universe**. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                         Lipper      Lipper                      Lipper
                              Expense    Universe   Universe      Lipper         Group
Fund                           Ratio      Median       Rank     Group Rank       Median
-----------------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio               1.078       1.026      14/25         6/9           .984
AllianceBernstein Quality
  Bond Portfolio               0.979       0.955      39/67        2/12          1.066
AllianceBernstein U.S.
  Government Portfolio         1.046       0.985      24/38        8/10           .996

Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
With the exception of the Quality Bond Portfolio, the pre-tax profitability margin of the Adviser decreased during calendar year 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early

* Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

**    Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.

48 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


in 2004. For the Quality Bond Portfolio, it appears that the Adviser's profit margin increased in 2004, as a result of the reduction in fee waivers and expense reimbursements.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                           Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                          $21,917
AllianceBernstein Quality Bond Portfolio                             $4,297
AllianceBernstein U.S. Government Portfolio                         $11,758



* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 49


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                               12b-1Fee
Fund                                            Received*      CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio     $6,124,397         $54,108
AllianceBernstein Quality Bond Portfolio       $1,177,056        $178,196
AllianceBernstein U.S. Government Portfolio    $6,317,922        $685,181

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                              AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                       $1,082,000
AllianceBernstein Quality Bond Portfolio                         $1,083,000
AllianceBernstein U.S. Government Portfolio                      $2,010,000

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management

*     12b-1 amounts are gross amounts paid to ABIRM.

50 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.
With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                               Performance Year
                                   Rank in Performance Universe for Periods
                                              Ended March 31, 2005
-------------------------------------------------------------------------------
Fund                                    1         3        5         10
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond
  Portfolio                            3/35     6/27      10/21     1/10
AllianceBernstein Quality Bond
  Portfolio                            58/80    48/66     30/47      N/A
AllianceBernstein U.S. Government
  Portfolio                            32/44    35/41     32/38     31/32

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: July 22, 2005

AllianceBernstein Bond Fund U.S. Government Portfolio o 51


NOTES

52 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


USG-0152-0306


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

 (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.            DESCRIPTION OF EXHIBIT

      12 (b) (1)             Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002


      12 (b) (2)             Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002


      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant):  AllianceBernstein Bond Fund, Inc.

By:      /s/ Marc O. Mayer
             -------------
             Marc O. Mayer
             President

Date:     May 29, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Marc O. Mayer
             -------------
             Marc O. Mayer
             President

Date:    May 29, 2006


By:      /s/ Mark D. Gersten
             ---------------
             Mark D. Gersten
             Treasurer and Chief Financial Officer

Date:    May 29, 2006